                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
      [X] Preliminary Proxy Statement
      [ ] Confidential, For Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Under Rule 14a-12

                          Firstwave Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1)     Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2)     Aggregate number of securities to which transaction applies:



--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



--------------------------------------------------------------------------------
     (4)     Proposed maximum aggregate value of transaction:



--------------------------------------------------------------------------------
     (5)     Total fee paid:



     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)     Amount previously paid:


--------------------------------------------------------------------------------
     (2)     Form, Schedule or Registration Statement No.:



--------------------------------------------------------------------------------
     (3)     Filing Party:



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     (4)     Date Filed:


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


                          FIRSTWAVE TECHNOLOGIES, INC.
                                   SUITE 1000
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339



                                                                 August __, 2001

Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders of Firstwave Technologies, Inc. (the "Company"), which will be held at 1:00 P.M. on August 29, 2001 at the Company's corporate offices located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339.

         The principal business of the meeting will be (i) to approve the sale and issuance of a new series of preferred stock, designated as the Series C Convertible Preferred Stock, including (1) 6,667 shares to Mercury Fund II, Ltd. upon the conversion of the $500,025 principal amount of the secured, short-term note between the Company and Mercury and (2) up to an additional 10,000 shares of Series C Convertible Preferred Stock from time to time on substantially similar terms; (ii) the sale and issuance of 10,000 shares of Series C Convertible Preferred Stock to Richard T. Brock, President and CEO of the Company, in exchange for the $750,000 principal amount of the secured note held by Mr. Brock; (iii) to approve an amendment to the Company's Articles of Incorporation to eliminate certain provisions that require the Company to treat its Series A Convertible Preferred Stock and its Series B Convertible Preferred Stock as "redeemable securities" rather than equity on the Company's financial statements, and to change the timing of dividend payments from annual to monthly; and (iv) to approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split of all the issued and outstanding shares of the Company's common stock at a ratio not to exceed one-for-three as discussed in the accompanying Proxy Statement.

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, please take the time to complete, sign, date, and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your vote.


                                          Sincerely yours,



                                          Richard T. Brock
                                          President and Chief Executive Officer

                          FIRSTWAVE TECHNOLOGIES, INC.
                                   SUITE 1000
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         The Special  Meeting of  Shareholders  of Firstwave  Technologies,
Inc. (the "Company") will be held at 1:00 P.M. on August 29, 2001, at the Company's corporate offices, 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339. The meeting is called for the following purposes:

         (1) To approve and ratify the issuance and sale of 20% or more of the Company's common stock, and 20% or more the Company's voting power under Nasdaq rules 4350(i)(1)(D)(ii) and 4350(i)(1)(B) in connection with the private placement of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock") or other securities of the Company that are convertible into shares of Series C Preferred Stock, including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series C Preferred Stock as follows:

                  (a) the sale and issuance of 6,667 shares of Series C Preferred Stock (subject to certain adjustments) upon the conversion of the promissory note in the original principal amount of $500,025 previously issued to Mercury Fund II, Ltd., and the issuance of a contingent warrant to acquire up to 125,006 shares of the Company's common stock; and

                  (b) the additional sale and issuance of 10,000 shares of Series C Preferred Stock from time to time on terms and conditions substantially similar to the transactions described above.

         (2) To approve the sale and issuance of 10,000 shares of Series C Preferred Stock to Richard T. Brock, President and CEO of the Company, in exchange for the promissory note of the Company in the aggregate principal amount of $750,000 held by Mr. Brock;

         (3) To approve an amendment to the Company's Articles of Incorporation to eliminate certain provisions that require the Company to treat the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock as "redeemable securities" rather than equity on the Company's financial statements, and to change the timing of dividend payments from annual to monthly;

         (4) To approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split of all issued and outstanding shares of the Company's common stock at a ratio not to exceed one-for-three as discussed in the accompanying Proxy Statement; and

         (5) To transact such other business as may properly come before the meeting.

         The Company's Board of Directors has fixed the close of business on August 2, 2001, as the record date for the purpose of determining the Shareholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

         The officers and directors of the Company cordially invite you to attend the meeting. To ensure your representation at the meeting, you are urged to mark, date, sign and return the enclosed proxy and as promptly as possible in the postage-prepaid envelope endorsed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                   By order of the Company's Board of Directors,


                                   Richard T. Brock
                                   President and Chief Executive Officer
August ___, 2001
Atlanta, Georgia

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE REQUEST YOU COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

                          FIRSTWAVE TECHNOLOGIES, INC.
                                   SUITE 1000
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339

                                 PROXY STATEMENT

         This Proxy Statement is furnished by and on behalf of the Company's Board of Directors of Firstwave Technologies, Inc. (the "Company") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Company to be held at 1:00 P.M. on August 29, 2001, at the Company's corporate offices located at 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339, and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about August __, 2001 to the Company's shareholders of record on August 2, 2001 (the "Record Date").

         THE COMPANY'S BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED.


                             SHARES ENTITLED TO VOTE

         Proxies will be voted as specified by the shareholders granting the proxy. The Board of Directors has selected Richard T. Brock and Judith A. Vitale, to act as proxies with full power of substitution. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Special Meeting, the shares of common stock, no par value per share ("Common Stock"), of the Company represented thereby will be voted FOR the proposals recommended in this Proxy Statement. The submission of a signed proxy will not affect a shareholder's right to attend and to vote in person at the Special Meeting, without compliance with any corporate formalities. A shareholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Special Meeting.

         Only holders of record of Common Stock as of the close of business on the Record Date will be entitled to vote at the Special Meeting. As of the close of business on the Record Date, there were [7,046,278] shares entitled to vote, including [6,300,841] shares of Common Stock outstanding, 10,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") outstanding, which are entitled to voting rights in respect to [485,437] shares of Common Stock on an as-converted basis, and 7,020 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") outstanding, which are entitled to voting rights in respect to [260,000] shares of Common Stock on an as-converted basis. The holders of the preferred stock vote together with the holders of the Common Stock and are entitled to cast one vote for each share of Common Stock into which the preferred stock is convertible. Holders of Common Stock authorized to vote are entitled to cast one vote per share on all matters. The holders of a majority of the shares entitled to be vote must be present or represented by proxy to constitute a quorum. Shares that reflect abstentions or "broker non-votes," if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting. "Broker non-votes" are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Under the rules of certain self regulatory organizations, brokers and other nominees do not have discretionary voting power to vote such shares on non-routine matters without specific voting instructions from the beneficial owners of the shares. The affirmative vote of a majority of all of the shares present, in person or by proxy, at the meeting is required to approve the proposal to issue shares of Series C Preferred Stock in one or more private transactions, and to approve the proposal to issue 10,000 shares of Series C Preferred Stock to an executive officer and director of the Company. Thus, any abstentions, "broker non-votes," or other limited proxies will have no effect on the outcome of the vote on those items. The affirmative vote of a majority of all of the shares of our

Common Stock entitled to vote on the proposal to amend our articles of incorporation to amend the provisions of the Series A and B Preferred Stock and to implement a reverse stock split is required to authorize the proposed amendments. Thus, any abstentions, "broker non-votes," or other limited proxies will have the effect of a vote against amending the articles of incorporation to authorize these proposed amendments.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of July 1, 2001 (except as otherwise indicated in the footnotes below), information concerning (i) those persons known by management of the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group. According to rules adopted by the Securities Exchange Commission, a person is a "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within sixty (60) days through the exercise of an option, warrant, or right, conversion of a security or otherwise. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned, and their address is 2859 Paces Ferry Road, Suite 1000, Atlanta, Georgia 30339. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.


                                                              Amount and Nature
                                                                 of Beneficial                   Percent of
Name of Beneficial Owner                                          Ownership                         Class
------------------------                                         -----------                       -------
Richard T. Brock                                                 2,461,346(1)                       34.9
Roger A. Babb                                                       75,610(2)
James R. Porter                                                     61,209(3)                        *
Judith A. Vitale                                                    26,770(4)                        *
John F. Keane                                                       18,750(5)                        *
Michael T. McNeight                                                 18,750(6)                        *
All directors and executive officers as a group
   (7 persons)                                                   2,662,435(7)                       36.5

---------------------
         (1) Includes 22,500 shares subject to options exercisable and 670,622 shares that may be acquired upon conversion of preferred stock on or before August 2, 2001.
         (2) Includes 11,250 shares subject to options exercisable on or before August 2, 2001.
         (3) Includes 19,250 shares subject to options exercisable and 9,259 shares that may be acquired upon conversion of preferred stock on or before August 2, 2001.
         (4) Includes 26,760 shares subject to options exercisable on or before August 2, 2001.
         (5) Includes 18,750 shares subject to options exercisable on or before August 2, 2001.
         (6) Includes 18,750 shares subject to options exercisable on or before August 2, 2001.
         (7) Includes 117,260 shares subject to options exercisable and 679,881 shares that may be acquired upon conversion of preferred stock on or before August 2, 2001.


                           INTRODUCTION AND BACKGROUND

         The primary purpose of the various transactions and matters being proposed for approval by the Company's shareholders in this Proxy Statement is to help the Company achieve compliance with applicable listing requirements of the Nasdaq National Market (the "National Market") on which the Company's Common Stock is currently listed. The Company recently fell out of compliance with several continued listing requirements that the Nasdaq Stock Market, Inc. (the "Nasdaq") imposes upon listed companies as a condition to their continued listing on the National Market. As of the date of this Proxy Statement, the Company does not satisfy the following requirements for the National Market:



                                                    NATIONAL MARKET        FIRSTWAVE -         FIRSTWAVE -
                                                      REQUIREMENT       PRE-APPROVAL(1)        POST-APPROVAL(2)
                                                      -----------       ---------------        ----------------

   Minimum Net Tangible Assets                       $4.0 million         $  697,000           $4.4 million
   Aggregate Market Value of Public Float(3)         $5.0 million         $_________           $___________
   Minimum Bid Price                                 $1.00/share          $_________           $___________

         (1) At August ___, 2001, except that Minimum Net Tangible Assets has been calculated as of June 30, 2001.
         (2) Firstwave - Post-Approval column assumes that (x) the Company's shareholders approve all proposals described in this Proxy Statement, (y) the Company completes the private placement of 10,000 shares of Series C Preferred Stock at a price per share of $75, and (z) the Company's Board of Directors effects a 1-for-3 reverse stock split. The Company does not currently have any binding commitments to sell any of the additional shares of Series C Preferred Stock, and there can be no assurance that the Company will be able to complete the private placement of any of these additional shares.
         (3) The aggregate market value of public float is calculated by multiplying the closing bid price reported on Nasdaq by the Company's public float.

         The Company received a letter from Nasdaq on April 19, 2001 informing the Company that based on the Company's financial statements for the year ended December 31, 2000, the Company's net tangible assets had fallen below Nasdaq's required minimum of $4 million for listing on the National Market. Nasdaq then requested that the Company submit a plan for regaining compliance with this requirement. The Company submitted its plan on May 2, 2001. Also on May 2, 2001, Nasdaq notified the Company that the Company was not in compliance with the National Market's minimum $5,000,000 market value of public float requirement, and that the Company would be required to demonstrate compliance within a 90 day grace period. On June 8, 2001, the Company received notice of a determination from Nasdaq (the "Staff Determination") that its plan for regaining compliance with the net tangible assets requirement was not acceptable, and that the Company's Common Stock would be delisted from the National Market effective June 18, 2001, unless the Company appealed the Staff Determination. On June 14, 2001, the Company appealed the Staff Determination to the Nasdaq Listing Qualifications Panel (the "Panel"), which automatically stayed the delisting pending a ruling from the Panel. The Company appeared before the Panel on July 19, 2001. The Company has submitted a revised plan for regaining compliance and demonstrating its ability to achieve long-term compliance with applicable Nasdaq continued-listing requirements for the National Market. The primary components of this plan include the following:

         - raising $500,025 of new equity through the issuance of (i) a convertible promissory note (the "Note") in the original principal amount of $500,025 to Mercury Fund II, Ltd. that is convertible into 6,667 shares of Series C Preferred Stock

         -        converting a $750,000 note, which was previously issued to Mr.
                  Brock in February 2001 to evidence the loan in such amount made by Mr. Brock to the Company and amended and restated in connection with the Mercury Fund II, Ltd. investment (the "Brock Note"), into Series C Preferred Stock

         - raising up to an additional $750,000 of new equity through the sale of Series C Preferred Stock in a private placement

         - amending the terms of the Company's existing Series A Preferred Stock and Series B Preferred Stock to eliminate certain rights of the holders of such preferred stock that requires the Company to treat the Series A Preferred Stock and Series B Preferred Stock as "redeemable securities" rather than equity

         - potentially effecting a reverse stock split at up to a 1-for-3 ratio with respect to the Common Stock

         The above transactions should increase the Company's net tangible assets to a level that, when taken together with the Company's improving financial results, should allow the Company to demonstrate to the Panel's satisfaction that it can regain substantial compliance with Nasdaq's minimum net tangible assets requirements for listing on the National Market. Each of these transactions, however, requires the prior approval of the Company's shareholders, which the Company is seeking at the Special Meeting. In addition, the Company is seeking shareholder approval to effect a reverse stock split to increase the market price per share of the Company's Common Stock if such action is necessary to regain compliance with Nasdaq's $1.00 minimum bid price listing requirement.

         Although the Company has proposed a plan to the Panel which the Company believes demonstrates its ability to comply with applicable Nasdaq requirements for the National Market, the Panel is not required to accept the Company's proposal or to grant the Company the time required to obtain shareholder approval. If the Panel does not accept the Company's proposed plan for regaining compliance with Nasdaq National Market continued listing requirements, or if the Panel does accept the plan, but the shareholders fail to approve the various components of the plan, the Company's Common Stock would not longer be eligible for listing on the Nasdaq National Market. As an alternative, the Panel also has the authority to transfer the Company's listing from the Nasdaq National Market to the Nasdaq SmallCap Market (the "SmallCap Market"), which has reduced continued listing requirements which are summarized in the table below.

                                                                           FIRSTWAVE -
                                                    SMALLCAP MARKET      ---------------        FIRSTWAVE -
                                                      REQUIREMENT        PRE-APPROVAL(1)      POST-APPROVAL(2)
                                                    ---------------      ---------------      ----------------


   Minimum Net Tangible Assets                       $2.0 million        $697,000             $4.4 million
   Aggregate Market Value of Public Float(3)         $1.0 million        $_________           $_________
   Minimum Bid Price                                 $1.00/share         $_________           $_________

         (1) At August ___, 2001, except that Minimum Net Tangible Assets has been calculated as of June 30, 2001.
         (2) Firstwave - Post-Approval column assumes that (x) the Company's shareholders approve all proposals described in this Proxy Statement, (y) the Company completes the private placement of 10,000 shares of Series C Preferred Stock at a price per share of $75, and (z) the Company's Board of Directors effects a 1-for-3 reverse stock split. The Company does not currently have any binding commitments to sell any of the additional shares of Series C Preferred Stock, and there can be no assurance that the Company will be able to complete the private placement of any of these additional shares.
         (3) The aggregate market value of public float is calculated by multiplying the closing bid price reported on Nasdaq by the Company's public float.

         The Company believes that the SmallCap Market still offers an attractive listing option for the Company's Common stock if the Panel ultimately determines that the Company does not satisfy the continued listing requirements for the National Market. Again, however, compliance with the SmallCap Market continued listing requirements requires that the Company obtain shareholder approval for the transactions described in this Proxy Statement. If the Panel does not authorize the transfer of the Company's listing to the SmallCap Market, or if the Panel authorizes the transfer but the Company's shareholders fail to approve the various transactions described in this Proxy Statement, the Company believes that its Common Stock would be immediately delisted from Nasdaq.

                                   PROPOSAL 1

        APPROVAL AND RATIFICATION OF THE SALE OF SERIES C PREFERRED STOCK

            The Company is seeking shareholder approval and ratification, for the purpose of rules 4350(i)(1)(D)(ii) and 4350(i)(1)(B) of the Nasdaq Stock Market, Inc. ("Nasdaq"), that are applicable in connection with the Company's issuance and sale of 20% or more of the Common Stock and 20% or more of the Company's voting power in connection with the private placement of shares of Series C Preferred Stock or securities that convert into shares of Series C Preferred Stock, including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series C Preferred Stock in accordance with the terms thereof.

Reason For Request For Ratification

         The Common Stock is listed on the Nasdaq National Market. Nasdaq Rule 4350(i)(1)(D)(ii) ("Nasdaq 20% Rule") requires shareholder approval prior to the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving the sale or issuance by the Company of Common Stock, or securities convertible into or exercisable for Common Stock, equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at a price (or in the case of convertible securities, a conversion price) at a price per share that is less than the greater of the book or market value of the Common Stock. Additionally, Nasdaq Rule 4350(i)(1)(B) (the "Nasdaq Control Rule") requires shareholder approval of the issuance of securities by the Company that would result in a change of control of the Company. Although the Company does not believe that any change of control (whether for purposes of the Nasdaq Control Rule or otherwise) is occurring as a result of the transaction contemplated by Proposal No. 1, there is no concrete test to determine the amount of securities that the Company may issue to a person without triggering the Nasdaq Control Rule. Depending on the facts and circumstances, the issuance by the Company of securities representing less than a majority of the Company's voting power may result in a change of control of the Company under the Nasdaq Control Rule. The Company is seeking shareholder approval and ratification of the issuance of the Series C Preferred Stock pursuant to the (i) conversion of the Note held by Mercury, (ii) the exchange of the Brock Note and (iii) the sale of additional shares of the Series C Preferred Stock (including any securities of the Company issued as dividends or otherwise in respect of the Series C Preferred Stock in accordance with the terms thereof) as each is more particularly described below in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule (collectively, the "Nasdaq Rules"). Shareholder approval of the transaction is not otherwise required as a matter of Georgia law or other applicable laws or rules or by the Company's Articles of Incorporation or Bylaws.

TRANSACTION WITH MERCURY FUND III, LTD.

         The Company closed the investment by Mercury Fund II, Ltd. ("Mercury") on July 18, 2001. The following is a summary of the provisions of: (1) the Convertible Note Purchase Agreement, dated as of July 18, 2001 (the "Note Purchase Agreement"), between the Company and Mercury, (2) the Note, (3) the Certificates of Designation of the Series C Preferred Stock (the "Series C Certificate of Designation"), (4) the Security Agreement, dated July 18, 2001, between the Company and Mercury (the "Security Agreement"), (5) the Registration Rights Agreement, dated July 18, 2001, between the Company and Mercury, and (6) a contingent warrant to acquire up to 125,006 shares of the Company's Common Stock (the "Warrant"). The following summary is qualified in its entirety by reference to, and should be read in conjunction with, such documents. Copies of the Note Purchase Agreement, the Note, the Series C Certificate of Designation, the Security Agreement, the Registration Rights Agreement and the Warrant are attached hereto as Exhibits A, B, C, D, E, and F, respectively.

Summary

         Pursuant to the Note Purchase Agreement, the Company has issued to Mercury a secured, short-term note in the original principal amount of $500,025. The principal amount of the Note will be converted into 6,667 shares of Series C Preferred Stock, automatically and without any further Company action, if the shareholders approve the issuance of the Series C Preferred Stock at the Special Meeting. On July 13, 2001, the Company's Board of Directors unanimously (with Mr. Brock abstaining) approved the terms of the transaction described in the Note Purchase Agreement (including the issuance of the Series C Preferred Stock). The issuance of the Series C Preferred Stock is subject to approval by the Company's shareholders as required by the Nasdaq Rules.

         Under the terms of the Note Purchase Agreement, the Company has agreed to issue a total of 6,667 shares of Series C Preferred Stock to Mercury at an effective purchase price of $75 per share upon conversion of the Note if the shareholders approve Proposal No. 1. Each share of Series C Preferred Stock will be convertible at a conversion price equal to the lower of (i) $0.75 or (ii) .75 times the average closing price of the Common Stock as reported by Nasdaq for the twenty (20) consecutive trading days ending on the date on which the Company's shareholders approve the transaction. The initial conversion price may not be less than $0.50 per share and is subject to certain antidilution and other adjustments described in the Note Purchase Agreement. If the Series C Preferred Stock had been outstanding as of the Record Date, the Series C Preferred Stock would be convertible into approximately [__]% of the Company's issued and outstanding shares of Common Stock. Commencing November 30, 2001, the holders of the Series C Preferred Stock shall be entitled to receive a nine percent (9%) cumulative dividend payable in cash at the end of each calendar month. On July 18, 2001, the effective date of the Note Purchase Agreement, the closing price of our Common Stock on Nasdaq was $0.80 per share. The book value per share of our Common Stock on June 30, 2001 was ($0.08) per share.

Terms of the Note

         Amount, Interest Rate and Maturity. The original principal amount of the Note is $500,025. The Note bears interest at the rate of nine percent (9%) per annum which began to accrue on July 19, 2001 and is due and payable on the earlier to occur of (i) the date the Note is converted in to shares of Series C Preferred Stock or (ii) the maturity date of the Note (October 31, 2001). If the shareholders do not approve the transactions contemplated by this Proxy Statement, then the Company will be required to repay the principal amount, together with accrued interest, on October 31, 2001. Any amounts not paid on October 31, 2001 will accrue interest at eighteen percent (18%) per annum from and after such date of default until the date upon which such unpaid amount is paid in full. If the shareholders do approve the transactions contemplated by this Proxy Statement before October 31, 2001, then only the interest on the Note shall be payable according to the terms set forth below in the section entitled "Conversion".

         Conversion. The principal amount of the Note automatically converts into 6,667 shares of the Series C Preferred Stock upon shareholder approval of the transactions contemplated in this Proxy Statement, and all accrued and unpaid interest thereon shall be paid in cash to Mercury within five (5) business days of such approval.

         Reservation of Shares. The Company has agreed to reserve and keep available for issuance such number of the authorized but unissued shares of its Common Stock, as will be sufficient to permit the conversion in full of the shares of Series C Preferred Stock issuable upon exercise of the Note into shares of Common Stock. The Company also agreed to reserve an additional 125,006 shares of Common Stock for issuance upon exercise of the Warrant.

         Events of Default. Upon the occurrence of any Event of Default (as set forth below), Mercury will have certain rights, which include but are not limited to, declaring the principal of, accrued unpaid interest on, and all other amounts to be or then due and payable under the Note. "Event of Default" includes the following:

         - Company fails to pay on the Note's due date, the principal of, and interest on, or any other amount payable under, the Note, and such failure continues uncured for five (5) days; or

         - Company defaults in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms of the Note or the Note Purchase Agreement and such default continues uncured for fifteen (15) days after notice; or

         - Any representation or warranty of Company in the Note Purchase Agreement is false and remains uncured for fifteen (15) days after notice; or

         - Company commits any material breach of the terms of the Note or the Note Purchase Agreement which remains uncured for fifteen (15) days after notice; or

         - The Company is dissolved or the Company's Board of Directors and shareholders vote in favor of dissolution; or

         - The Company becomes insolvent, makes an assignment for the benefit of creditors, or is the subject of certain bankruptcy proceedings that are not dismissed within 120 days; or

         - The Company admits in writing its inability to pay its debts as they mature.

Terms of the Series C Preferred Stock

         The following summarizes the principal features of the Series C Preferred Stock. Because it is only a summary, it may not contain all of the provisions that may be important to you. As a result, we encourage you to read the Certificate of Designation, which is the legal document that sets out all of the terms of the Series C Preferred Stock, prior to making your decision on Proposal No. 1. A copy of the Series C Certificate of Designation is attached as Exhibit C to this Proxy.

         Amount. The Company has authorized a total of 26,667 shares of Series C Preferred Stock.

         Dividends. Each holder of shares of Series C Preferred Stock is entitled to receive, with respect to each share of Series C Preferred Stock, cumulative dividends at a rate of nine percent (9%) per annum, beginning on the date of issuance, and will be paid in cash. Dividends on Series C Preferred Stock will be paid monthly commencing November 30, 2001 to holders of record as of such date. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, will be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution will be paid on or declared or set apart for payment on any shares of the Common Stock of the Company or any shares of any other class or series or issue of preferred stock that is junior to the Series C Preferred Stock as long as any accrued dividends on the Series C Preferred Stock remain unpaid.

         Liquidation Preference. In the event of any liquidation or winding up of the Company, holders of the Series C Preferred Stock are entitled to receive, prior to and in preference of the holders of Common Stock, Series A Preferred Stock or Series B Preferred Stock or any other stock ranking junior to the Series C Preferred Stock, an amount equal to $75 per share of Series C Preferred Stock, PLUS any accrued but unpaid dividends (the "Liquidation Amount"). The Liquidation Amount will be appropriately adjusted from time to time for any stock splits, dividends, combinations or the like with respect to such shares of Series C Preferred Stock. If upon liquidation, dissolution or winding up of the Company, the assets to be distributed to holders of the Series C Preferred Stock are insufficient to permit payment to the holders of Series C Preferred Stock of the full amount of the Liquidation Amount, then the entire assets of the Company subject to distribution shall be distributed ratably per share among the holders of Series C Preferred Stock.

         Conversion. The holders of the Series C Preferred Stock have the right to convert at any time, at the option of the holder, all or any part of their shares of Series C Preferred Stock into shares of Common Stock of the Company. The total number of shares of the Common Stock into which the Series C Preferred Stock may be converted initially will be determined by dividing the original purchase price by the Conversion Price (as defined below), as the same may be adjusted for future issuances of securities at a price below the then applicable Conversion Price, and for stock splits, stock dividends, combinations and the like.

         Conversion Price. The Conversion Price will initially be equal to the lower of (i) $0.75 or (ii) .75 times the average closing price of the Common Stock as reported by Nasdaq for the twenty (20) consecutive trading days ending on the date which the Company's shareholders approve the transactions contemplated in this Proxy Statement. The initial Conversion Price will not be less than $0.50 per share of Series C Preferred Stock. Adjustments to the Conversion Price may result from, among other things, combinations or consolidations of Common Stock, dividends, distributions and Common Stock equivalents. Refer to the Series C Certificate of Designation for what constitutes a common stock equivalent.

         Reservation of Shares. The Company must at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock.

         Anti-Dilution Protection. The Series C Preferred Stock are granted anti-dilution protection on a weighted average basis to prevent dilution in the event the Company issues shares at a purchase price less than the applicable Conversion Price then in effect for the Series C Preferred Stock. The Conversion Price of the Series C Preferred Stock is also subject to appropriate adjustment in the event that the Company effects any subdivision or combination of the Common Stock or any distribution by the Company of any stock dividend or assets (other than cash dividends paid out of retained earnings) to holders of Common Stock. No anti-dilution protection exists for (i) issuance of shares of Common Stock to employees, outside directors and consultants out of the employee option pool pursuant to the Company's stock option plans approved by the Company's Board of Directors, (ii) any shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock, (iii) any shares of Common Stock issued or issuable pursuant to the Warrant, (iv) the issuance of Common Stock upon the conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, (v) the issuance of shares of Common Stock upon the exercise or conversion or rights, options, warrants or other securities convertible into Common Stock outstanding as of July 19, 2001, (vi) up to 10,000 shares of Series C Preferred Stock (and Common Stock issued in conversion thereof) issued upon conversion of the Brock Note, (vii) up to 10,000 additional shares of Series C Preferred Stock (and Common Stock issued upon conversion thereof) issued for cash for a purchase price of not less than $75 per share, or (viii) any shares of Common Stock pursuant to the exchange, conversion or exercise of any Common Stock equivalents for which anti-dilution adjustments were previously made. The Series C Preferred Stock does not adjust solely due to changes in the market price of the Common Stock. Adjustments are made only due to issuances of Common Stock, or securities that convert into shares of Common Stock, for an effective per share price less than the price paid by Mercury, and for other changes that effect the Common Stock generally. Both the Conversion Price and the number of shares of Common Stock into which the Series C Preferred Stock will be convertible will be adjusted proportionately if the reverse split stock proposal is approved by the shareholders implemented, in the same way that it effects all of the holders of the outstanding shares of Common Stock.

         Optional Redemption by Company. Beginning July 18, 2004, the Company shall have the right to repurchase all of the Series C Preferred Stock at a purchase price of $75 per share of Series C Preferred Stock (as adjusted from time to time in respect to stock dividends, splits, combination and the like with respect to such shares). The Company must provide the holders of the Series C Preferred Stock with at least sixty (60) days advance written notice of the Company's intent to repurchase the Series C Preferred Stock and the holders would have the right to convert the Series C Preferred Stock during the sixty
(60) day period following their receipt of notification.

         Voting Rights. The Series C Preferred Stock have one vote per share of Common Stock into which each share of Series C Preferred Stock is convertible. The holders of the Series C Preferred Stock vote together with the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock, and not as a separate class, except as otherwise set forth in the Series C Certificate of Designation or as required by law. See "Terms of the Series C Preferred Stock - Protective Provisions" and "Other Terms of the Transaction - Consent to Certain Business Combinations" below.

         Protective Provisions. As long as at least fifty percent (50%) of the originally issued shares of Series C Preferred Stock remain outstanding, the consent of the holders of at least sixty-six percent (66%) of the holders of the Series C Preferred Stock, voting separately as a class, is required for: (i) any amendment or change to the Company's Articles of Incorporation or Bylaws that adversely affects the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock; (ii) any action that authorizes, creates or issues shares of any class of stock having preferences superior to or on a parity with the Series C Preferred Stock with respect to dividends or liquidation preferences; (iii) any action that reclassifies any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on a parity with the preferences of the Series C Preferred Stock; or (v) the liquidation or dissolution of the Company.

Other Agreements

         Security Agreement. Pursuant to the Note Purchase Agreement, the Company and Mercury have entered into a Security Agreement to secure the full and prompt payment of the debts, principal, interest, and other amounts the Company owes Mercury under the Note, including interest arising after any insolvency proceedings begin (the "Obligations"). Any events on the part of the Company constituting a default under the Security Agreement are substantially similar to those Events of Default described under "Terms of Note" described elsewhere in this Proxy Statement.

         Should the Company default on any terms of the Security Agreement, then Mercury shall have the following remedies:

         - Declare all Obligations immediately due and payable (but if certain Events of Default occur all Obligations are immediately due and payable without any action by Mercury);

         - Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Mercury considers advisable;

         - Make any payments and do any acts Mercury considers necessary or reasonable to protect its property interest secured by the Security Agreement;

         - Apply to the Obligations any amount held by Mercury owing to or for the credit or the account of Company;

         - Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the property interest in accordance with the law; and

         - Dispose of the property interest according to the Georgia Uniform Commercial Code.

         Registration Rights Agreement. The Company has entered into a Registration Rights Agreement pursuant to which it has agreed to file one or more shelf registration statements with the Securities and Exchange Commission no later than the earlier of (i) 15 days after shareholder approval of the issuance of Series C Preferred Stock to Mercury and (ii) November 30, 2001 (the "Shelf Registration"). The securities to which the Shelf Registration relates include: (i) the Common Stock into which the Series C Preferred Stock may be converted; (ii) the shares of Common Stock issuable upon exercise of the Warrant, (iii) 500,000 shares of Common Stock previously purchased by an affiliate of Mercury., and (iv) any other shares issued in respect to the foregoing. Subject to the customary extension and termination provisions set forth in the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to have the Shelf Registration declared effective no later than one hundred twenty (120) days after the filing date and to keep the Shelf Registration with respect to the Registrable Securities continuously effective for a period of thirty (30) months following the date on which the Shelf Registration is declared effective. The Company has also granted Mercury incidental registration rights that will permit Mercury to offer its shares of Common Stock eligible for such rights in most offerings of Common Stock by the Company to the public.

         The Company has agreed to pay certain costs related to the registration obligations set forth in the Registration Rights Agreement, subject to certain exceptions, and has agreed to indemnify the holders against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Other terms of the transaction

         Conversion of Brock Promissory Note. As a condition to the Note Purchase Agreement, the Company issued, and Mr. Brock accepted, an amended and restated promissory note. The modifications contained in such amended and restated note were made so the terms were substantially similar to the Note, as required by the Note Purchase Agreement As further described in Proposal 2 below, Mr. Brock is required to convert the $750,000 principal amount of the Brock Note into 10,000 shares of Series C Preferred Stock as a condition to Mercury's investment. Mr. Brock, in his capacity as a shareholder the Company, has agreed to vote each of his shares of the Company's capital stock in favor of each of the transactions contemplated in the Note Purchase Agreement to be presented at the Special Meeting. Mr. Brock will also be entitled to receive a warrant to purchase Common Stock if the Company is required to issue warrants to the holders of Series C Preferred Stock. See "Terms of the Series C Preferred Stock - Warrants" above.

         Company's Board of Directors. Mercury is entitled to designate one observer to the Company's Board of Directors for so long as fifty percent (50%) of the shares of Series C Preferred Stock remain outstanding. The observer or his or her representative will be entitled to attend all of the Company's Board of Director meetings and will be reimbursed for all reasonable travel expenses related to attending the Board of Director meetings.

         Warrants. The Company issued a warrant to Mercury to purchase up to 125,006 shares of Common Stock that is exercisable under two circumstances. The first circumstance is if shareholder approval is not obtained prior to October 31, 2001, Mercury is entitled to purchase 125,006 shares of Common Stock, at an exercise price of $1.00 per share. The second circumstance is if shareholder approval is obtained by October 31, 2001, but the Initial Conversion Price is determined to be set at $0.50 per share because of the $0.50 minimum specified in the Series C Certificate of Designation,. In that event, Mercury will be entitled to purchase up to 125,006 shares of the Common Stock at an exercise price equal to what the Initial Conversion Price would have been in the absence of the $0.50 per share minimum, that is, the average closing price of the Common Stock as reported by Nasdaq for the twenty (20) consecutive trading days ending on the date on which the Company's shareholders approve the transaction at the Special Meeting.

         Private Placement. The Company must use its best efforts to raise an additional $750,000 by September 30, 2001 through a private placement of shares of Series C Preferred Stock.

         Restricted Borrowing. The Company agreed that through October 31, 2001, the Company will not draw down on the Company's line of credit with Silicon Valley Bank without Mercury's consent.

         Consent to Certain Business Combinations. The Company is prohibited from agreeing to a sale, merger or similar business combination of the Company that does not result in consideration to Mercury of at least $2.00 per share of Common Stock, as adjusted, determined on an as-converted to Common Stock basis, without Mercury's prior consent. Mercury's consent is required as long as it owns at least fifty percent (50%) of the shares of Series C Preferred Stock acquired upon conversion of the Note.

         Transactions with Interested Shareholders. The Company is prohibiting from entering into any transaction, other than in the ordinary course of business, with any officer or shareholder who owns greater than five percent (5%) of the Company's outstanding stock without Mercury's approval, excluding the salary and bonus for the Company's chief executive officer in amounts approved by the Company's Board of Directors. This right of approval remains in effect for as long as Mercury owns at least fifty percent (50%) of the shares of Series C Preferred Stock acquired upon conversion of the Note (or of the Common Stock into which such amount of Series C Preferred Stock converts).

Sale of Additional Shares of Series C Preferred Stock

         The Company's Board of Directors also has unanimously determined that it is in the best interests of the Company and its shareholders to sell up to an additional 10,000 shares of Series C Preferred Stock from time to time in a private placement, on terms and conditions that are substantially similar to the sale of such preferred stock to Mercury upon the conversion of the Note as described above. The Company is obligated under the Note Purchase Agreement to use its best efforts to consummate the sale of such additional shares of Series C Preferred Stock by September 30, 2001.

         If the Initial Conversion Price is determined to be less than what it would have been in the absence of the $0.50 per share minimum, then each of the holders of the Series C Preferred Stock will be entitled to receive a warrant to purchase shares of Common Stock. The number of shares of Common Stock for which these warrants will be exercisable will be equal to (x) the aggregate purchase price paid for the Series C Preferred Stock multiplied by (y) 25%. For example, if the Company is required to issue such warrants, a holder of Series C Preferred Stock whose aggregate purchase price was $100,000 would be entitled to receive a warrant that will be exercisable to purchase up to 25,000 shares of Common Stock. The initial exercise price of the warrants, if issued, will be equal to the average closing price of the Common Stock as reported by Nasdaq for the twenty (20) consecutive trading days ending on the date on which the Company's shareholders approve the transaction at the Special Meeting.

Impact of the Private Placement on Existing Shareholders

         The holders of the Series C Preferred Stock have certain rights which are senior to those of the holders of our Common Stock, our Series A Preferred Stock and our Series B Preferred Stock. No other series may be authorized, designated, or issued after this date, which is on parity with or senior to the Series C Preferred Stock without the approval of holders of at least 66% of the outstanding shares of Series C Preferred Stock.

Shareholders should consider the following factors in determining whether to vote for the sale of Series C Preferred Stock

         - The issuance of the Note, the Warrant and the Series C Preferred Stock, the ability of the holders of such securities to convert their shares into Common Stock, the exercise price of the Warrant and the Conversion Price provisions of the Series C Preferred Stock, may impact the trading patterns and adversely affect the market price of the Common Stock.

         - The holders of Series C Preferred Stock will have a claim against the Company's assets senior to the holders of Common Stock, Series A Preferred Stock, and Series B Preferred Stock in the event of the Company's liquidation or bankruptcy.

         - The holders of Series C Preferred Stock will be entitled to receive certain preferred dividends out of funds legally available therefor. The payment of these preferred dividends will take priority over the payment of dividends, if any, on the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock.

         - Shareholders are subject to the risk of substantial dilution to their interests which may result from the issuance of shares of Series C Preferred Stock upon the conversion of the Note and the Brock Note and from the issuance of shares of Common Stock upon conversion of the Series C Preferred Stock and the execution of the Warrant. As a result of the issuance of such Series C Preferred Stock and Common Stock, the current shareholders will own a smaller percentage of the outstanding Common Stock of the Company. In addition, certain events triggering the anti-dilution provisions of the Series C Preferred Stock that reduce the conversion price will cause an increase in the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock. You should be aware that the sale of additional common stock, Series C Preferred Stock, and the Warrant will have a dilutive effect on earnings per share and (in the case of convertible preferred stock and warrants, upon the conversion or exercise thereof) the relative voting power of the Company's present stockholders.

         - Provided that they own at least fifty percent (50%) of the originally issued shares of Series C Preferred Stock, the holders of Series C Preferred Stock will have substantial rights and preferences described above under "Terms of the Series C Preferred Stock," including the right to consent to certain corporate transactions, even those that are authorized by the Company's Board of Directors or approved by the holders of Common Stock. These rights may give the holders of the Series C Preferred Stock the ability to influence the Company's management and may prevent transactions that holders of Common Stock deem beneficial.

         - Certain of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock will be entitled to Shelf Registration and incidental registration rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act of 1933, as amended (but may be subject to the short-swing profit rules and other restrictions under the Exchange Act). Such free transferability could materially and adversely affect the market price of our Common Stock.

Interests of Certain Persons

         Mr. Brock currently holds approximately twenty-eight percent (28%) of the outstanding Common Stock, all of outstanding shares of the Series A Preferred Stock, and a majority of the outstanding shares of Series B Preferred Stock. See "BENEFICIAL OWNERSHIP OF COMMON STOCK" above. In addition, he is a member of the Company's Board of Directors and the President and CEO of the Company.

         The Company has agreed to pay up to $20,000 of Mercury's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and any amendments or modifications thereof.

         Pursuant to the Note Purchase Agreement, Mr. Brock has agreed to vote each of his shares of the capital stock of the Company, or approximately 35% of the votes entitled to be cast, in favor of each of the transactions contemplated by such Agreement at the Special Meeting.

Required Vote

         The affirmative vote of the shareholders having a majority of the voting power of all shares present, in person or by proxy, and entitled to vote at the Special Meeting, voting as a single class, is required to approve and ratify the sale of the Series C Preferred Stock.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND RATIFICATION OF THE SALE OF SERIES C PREFERRED STOCK.

                                   PROPOSAL 2

      CONVERSION OF THE BROCK NOTE INTO SHARES OF SERIES C PREFERRED STOCK

         The Company is seeking shareholder approval and ratification for the conversion of the Brock Note into shares of Series C Preferred Stock. The Company issued the Brock Note in the aggregate principal amount of $750,000 which is due and payable on January 15, 2002. Pursuant to the terms of the Note Purchase Agreement discussed above and as consented to by Mr. Brock, (i) the Company issued an Amended and Restated promissory note to Mr. Brock that is substantially similar to the Note and (ii) the Company agreed to convert the aggregate principal amount of $750,000 outstanding under the Brock Note into 10,000 shares of Series C Preferred Stock at a conversion price of $75 per share, subject to shareholder approval at the Special Meeting. In connection with the conversion of the Brock Note, Mr. Brock may be entitled to receive a warrant to purchase additional shares of Common Stock, which, if issued, will contain the same terms and conditions as the Warrant held by Mercury and those warrants which may be issued to the purchasers of the additional shares of Series C Preferred Stock. If this warrant is issued to Mr. Brock, it will be exercisable for up to 187,500 shares of Common Stock.

         As discussed in greater detail above, shareholders are being requested to vote on the approval of the conversion of the Brock Note because Nasdaq rules require the Company to seek the consent of our shareholders prior to the issuance of securities, under certain circumstances, equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding, at a price per share that is less than the greater of the book value or the market value of the Common Stock before such issuance. In addition, because Mr. Brock is a director and President and CEO of the Company, Nasdaq rules may require shareholder approval for the issuance of these shares because of his position as an executive officer and director of the Company. Accordingly, we are seeking shareholder approval in order to ensure compliance with the Nasdaq rules. On July 13, 2001, the Company's Board of Directors, excluding Mr. Brock who abstained from such vote, approved this conversion. See "OTHER TERMS OF THE TRANSACTION - WARRANTS" and "SALE OF ADDITIONAL SHARES OF SERIES C PREFERRED STOCK" above.

         To the extent that the Brock Note shall continue to remain in effect, Mr. Brock's indebtedness evidenced by the Brock Note is subordinated in right of payment to the prior payment in full of the Company's obligations to Silicon Valley Bank and Mercury. Therefore, subject to certain waiver and cure provisions, if the Company is in default of certain obligations to Mercury and /or Silicon Valley Bank, then the Company may not pay the principal or interest on the Brock Note. Interest on the Brock Note accrues at the rate of nine percent (9%) per annum and is due and payable on its maturity date, January 15, 2002. The Brock Note is secured by a security interest on all of the Company's assets that is junior in priority to the security interests granted by the Company to (i) Mercury pursuant to the Security Agreement and (ii) Silicon Valley Bank. See "OTHER AGREEMENTS - SECURITY AGREEMENT" above.

Required Vote

         The affirmative vote of the shareholders having a majority of the voting power of all shares present, in person or by proxy, and entitled to vote at the Special Meeting, voting as a single class, is required to approve and ratify the conversion of the Brock Note and subsequent sale of the Series C Preferred Stock.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND RATIFICATION OF THE CONVERSION OF THE BROCK NOTE AND SUBSEQUENT SALE OF SERIES C PREFERRED STOCK.

                                   PROPOSAL 3

         AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, TO ELIMINATE CERTAIN LIQUIDATION RIGHTS FOR THE SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK

         The Company's Amended and Restated Articles of Incorporation, as amended, contains, among other things, Certificates of Designation (collectively, the "A and B Designations") of the Series A Preferred Stock and the Series B Preferred Stock. Pursuant to Section 2 of each of the A and B Designations, the sale, lease, exchange or transfer of all or substantially all of the assets of the Company is deemed to be a liquidation, dissolution or winding up of the affairs of the Company, which entitles the holders of the Series A Preferred Stock and Series B Preferred Stock to the payment of a liquidation preference from the proceeds of such sale, lease, exchange or transfer, even if the Company were not then liquidated, dissolved, or wound up (the "Deemed Liquidation Preference"). On June 8, 2001, the Company's Board of Directors unanimously approved the Consent and Agreement to be entered into by the holders of Series A Preferred Stock and Series B Preferred Stock to waive their rights with respect to the Deemed Liquidation Preference.

         On July 12, 2001, the holders of all outstanding shares of the Series A Preferred Stock and a majority of the outstanding shares of Series B Preferred Stock waived their rights with respect to the Deemed Liquidation Preference. Pursuant to such waiver, the Company's Board of Directors adopted an amendment (the "Deemed Liquidation Amendment") to Section 2 of each of the A and B Designations to (i) delete such Deemed Liquidation Preference and (ii) modify the timing of dividend payments on the Series A Preferred Stock and the Series B Preferred Stock so that the Company is required to make such payments monthly, rather than annually, beginning January, 2002. The holders of all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock have agreed to vote their shares of capital stock of the Company in favor of the Deemed Liquidation Amendment. Mr. Brock, the Company's President and Chief Executive Officer, currently holds all of the Series A Preferred Stock and approximately 71% of the Series B Preferred Stock.

         The Deemed Liquidation Amendment does not change the rights and preferences of the holders of the Company's Common Stock. The Company's Board of Directors unanimously recommends that the Shareholders of the Company approve the Deemed Liquidation Amendment. The Deemed Liquidation Amendment is attached to this Proxy Statement as Exhibit and is incorporated herein by reference.

Purpose and Effect of the Amendment

         The staff at Nasdaq (the "STAFF") has informed the Company that redeemable securities, including securities of the type which contain the Deemed Liquidation Preference, are excluded from the calculation of net tangible assets in determining whether a company has satisfied the requirements for continued listing on the Nasdaq National Market. The Company has been advised by its independent auditors that the implementation of the Deemed Liquidation Amendment will permit the Company to re-classify the Series A Preferred Stock and B Preferred Stock as equity on the Company's financial statements. Such treatment would have the effect of increasing the Company's net tangible assets at June 30, 2001 by $1,702,000, a critical component of the Company's plan to increase its net tangible assets above the minimum level required by the Nasdaq National Market and the Nasdaq SmallCap Market. If the Company does not incorporate the Deemed Liquidation Amendment into its Articles of Incorporation, as amended, the Company's Common Stock may be delisted from the National Market because the Company, in its current state, does not satisfy these requirements in part due to its failure to meet Nasdaq's net tangible asset requirements.

         The Company does not believe that the Deemed Liquidation Amendment has any potential negative effects on the holders of the Common Stock, except that the Company will be required to make the required preferred dividends on the Series A and B Preferred Stock more quickly, on a monthly, rather than annual, basis. The provisions being proposed for elimination from the articles of incorporation were inserted at the request of and for the benefit of the holders of the Series A and B Preferred Stock in connection with the initial private placement of those shares, and their removal will give the Company more flexibility in determining how to use the net proceeds of any sale of all or substantially all of the Company's assets. The Company has no current plans to dispose of any material amount of its assets. The Deemed Liquidation Amendment, if approved by the shareholders at the Special Meeting, will become effective as of the date the amendment is filed with the Secretary of State of the State of Georgia.


Required Vote

         The affirmative vote of the shareholders having a majority of the voting power of all outstanding shares, in person or by proxy, and entitled to vote at the Special Meeting, voting as a single class, is required to approve and ratify the Deemed Liquidation Amendment.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND RATIFICATION OF THE DEEMED LIQUIDATION AMENDMENT.

                                   PROPOSAL 4

                          AMENDMENT TO THE ARTICLES OF
                  INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
                          OF THE COMPANY'S COMMON STOCK

         The Company's Board of Directors has unanimously adopted a resolution approving, and recommending to our shareholders for their approval, a proposal to amend Article II of the Company's Articles of Incorporation authorizing a reverse split of the shares of our Common Stock at a ratio, to be established by the Company's Board of Directors in its sole discretion, not to exceed one-for-three, or to abandon the reverse stock split. The form of the proposed amendment is annexed to this Proxy Statement as Exhibit G. This amendment to the Articles of Incorporation will effect the reverse stock split by reducing the number of shares of our Common Stock by the ratio to be determined by the Company's Board of Directors, but will not increase the par value of our Common Stock, and will not change the number of authorized shares of our Common Stock.

Reasons for the amendment to the Articles of Incorporation to Effect a Reverse Stock Split

         Listing on Nasdaq. Our Common Stock is currently listed on the Nasdaq National Market. As further described in the Introduction and Background section elsewhere in this Proxy Statement, Nasdaq may delist the Company's Common Stock from the Nasdaq National Market or refuse to allow the Company's shares to be transferred to the Nasdaq SmallCap Market, if the Company's shares fail to maintain an minimum bid price above $1.00 per share

         The Company's Board of Directors has determined that the continued listing of our Common Stock on Nasdaq is in the best interests of our shareholders. If our Common Stock were delisted from National Market, or not permitted to transfer to the Nasdaq SmallCap Market, the Company's Board of Directors believes that the liquidity in the trading market for our Common Stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of our Common Stock.

         Potential Increased Investor Interest. The Company's Board of Directors believes a higher price may help generate investor interest in the Company. On August __, 2001, our Common Stock closed at $____ per share. In approving the reverse stock split, the Company's Board of Directors considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Company's Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks.

         The Company's Board of Directors further believes that a higher stock price would help us attract and retain employees and other service providers. The Company's Board of Directors believes that some potential employees and service providers are less likely to work for or provide services to a company with a low stock price, regardless of size of the company's market capitalization. If the reverse stock split successfully increases the per share price of our Common Stock, the Company's Board of Directors believes this increase will enhance our ability to attract and retain employees and service providers.

Purpose of the Reverse Stock Split and the Exchange Ratio Range

         The purpose of the reverse stock split is to increase the market price per share of our Common Stock. The Company's Board of Directors intends to effect a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. If the reverse stock split is authorized by the shareholders, the Company's Board of Directors will have the discretion to implement a reverse stock split once during the next twelve (12) months, or effect no reverse stock split at all. The Company's Board of Directors has requested that shareholders approve an exchange ratio range in order to give the Company's Board of Directors discretion in determining the precise size of the exchange ratio. If the trading price of our Common Stock increases without a reverse stock split, the reverse stock split may not be necessary. Alternatively, a reverse stock split of lesser proportions may be required.

         In connection with any determination to effect a reverse stock split, the Company's Board of Directors will also select the reverse stock split ratio that, in its discretion, results in the greatest marketability of our Common Stock based on prevailing market conditions. No further action on the part of the shareholders will be required to either effect or abandon the reverse stock split. If no reverse stock split is effected by the first anniversary of the Special Meeting of shareholders approving the reverse stock split, the Company's Board of Directors' authority to effect the reverse stock split will terminate.

         The Company's Board of Directors believes that shareholder approval of an exchange ratio range, as opposed to approval of a specified exchange ratio, in which the reverse stock split may be effected provides the Company's Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If the shareholders approve the reverse stock split at the Special Meeting, the reverse stock split will be effected, if at all, only upon a determination by the Company's Board of Directors that the reverse stock split, in an exchange ratio determined by the Company's Board of Directors within the limits set forth herein, is in the best interests of the Company and our shareholders at that time.

Potential Risks of the Reverse Stock Split

         If the Company's Board of Directors does effect a reverse stock split, there can be no assurance that the bid price of our Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split, that the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers, that the market price of the post-split Common Stock can be maintained at or above $1.00 per share, or that our Common Stock will not be delisted from the Nasdaq for other reasons. The market price of our Common Stock will also be based on our performance and other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Potential Effects of the Reverse Stock Split

         Pursuant to the reverse stock split, assuming the maximum ratio is employed, each holder of three (3) shares of our Common Stock immediately prior to the effectiveness of the reverse stock split will become a holder of one share of our Common Stock.

         Accounting Matters. Since the Common Stock is no par value stock, the reverse stock split will have no affect on par value or the additional paid-in capital account on our balance sheet. The per share net income or loss per share of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

         Effect on authorized and outstanding shares. We are currently authorized to issue a maximum of 10,000,000 shares of Common Stock. As of the Record Date, there were [6,300,841] shares of our Common Stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of Common Stock will not change as a result of the reverse stock split, the number of shares of Common Stock issued and outstanding, or held as treasury shares, will be reduced to a number that will be approximately equal to (i) the number of shares of our Common Stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse stock split, divided by (ii) three (3), assuming the maximum ratio is employed.

         With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of our Common Stock prior and subsequent to the reverse stock split will remain the same. Following the effective date of the reverse stock split, it is not anticipated that our financial condition, the percentage ownership of management, the number of our shareholders, or any aspect of our business would materially change as a result of the reverse stock split.

         The reverse stock split will be effected simultaneously for all of our Common Stock and the exchange ratio will be the same for all of our Common Stock. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share. See "Fractional Shares" below. Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

         Our Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our Common Stock under the Exchange Act.

         Potential Odd Lots. If approved, the reverse stock split will result in some shareholders owning "odd-lots" of less than one hundred (100) shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of one hundred (100) shares.

         Increase of Shares of Common Stock Available for Future Issuance. As a result of the reverse stock split, there will be a reduction in the number of shares of our Common Stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Company's Board of Directors including, among other purposes, future financing transactions.

         Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Company's Board of Directors and shareholders. Other than the reverse stock split proposal, our Company's Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Effectiveness of the Reverse Stock Split

         The reverse stock split, if approved by our shareholders, will become effective upon the filing with the Georgia Secretary of State a Certificate of Amendment to our Amended and Restated Articles of Incorporation, as amended, in substantially the form of the Articles of Amendment attached to this Proxy Statement as Exhibit [G]. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming the shareholders approve the reverse stock split. However, the exact timing of the filing of such Articles of Amendment will be determined by our Company's Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and to our shareholders. The Company's Board of Directors reserve the right to delay the amendment to effect the reverse stock split for up to twelve (12) months following shareholder approval thereof. In addition, the Company's Board of Directors reserve the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment to effect the reverse stock split if, at any time prior to the filing of such amendment, the Company's Board of Directors, in its sole discretion, determines that it is no longer in the best interests of our shareholders.

         Commencing upon the date of the filing of the amendment effecting the reverse stock split with the Georgia Secretary of State, each certificate of our Common Stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock resulting from the reverse stock split. As soon as practicable after the effective date, shareholders will be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of Common Stock prior to the reverse stock split in exchange for certificates representing shares of Common Stock after the reverse stock split. We intend to use American Stock Transfer & Trust Company, the Company's transfer agent, as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse stock split.

Fractional Shares

         We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share which results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock as a result of the stock split. The shares do not represent separately bargained for consideration.

Certain Federal Income Tax Consequences

         The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The receipt of the Common Stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the Common Stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the shareholders. The adjusted tax basis of a shareholder in the Common Stock received after the reverse stock split will be the same as the adjusted tax basis of the Common Stock held prior to the reverse stock split exchanged therefore, and the holding period of the Common

Stock received after the reverse stock split will include the holding period of the Common Stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Required Vote

         Approval of the proposed amendment to our Articles of Incorporation to effect a reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

                                  OTHER MATTERS

         The Company's Board of Directors knows of no other matters to be brought before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. Certain directors, officers, and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians, and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

                  COMMON STOCK OF FIRSTWAVE TECHNOLOGIES, INC.

                     THIS PROXY IS SOLICITED BY THE BOARD OF
        DIRECTORS FOR THE AUGUST 29, 2001 SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Richard T. Brock or Judith A. Vitale, or either of them, with power of substitution to each, the proxies of the undersigned to vote all of the undersigned's shares of the Common Stock of Firstwave Technologies, Inc. at the Special Meeting of Shareholders of FIRSTWAVE TECHNOLGIES, INC. to be held at 1:00 P.M. at the Company's corporate offices located at Suite 1000, 2859 Paces Ferry Road, Atlanta, Georgia 30339 on August 29, 2001, and any adjournment thereof.


         THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" ALL PROPOSALS AND UNLESS VOTES TO THE CONTRARY ARE INDICATED, THE PROXY WILL BE SO VOTED.


1. To approve and ratify the issuance and sale of 20% or more of the Company's common stock, and 20% or more the Company's voting power under Nasdaq rules 4350(i)(1)(D)(ii) and 4350(i)(1)(B) in connection with the private placement of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), including the issuance of any securities of the Company as dividends on or otherwise in respect of the Series C Preferred Stock, which consists of
         (i) the sale of a promissory note to Mercury Fund II, Ltd. in the original principal amount of $500,025 that is convertible by its terms into 6,667 shares of Series C Preferred Stock and (ii) the sale and reissuance of Series C Preferred Stock on substantially similar terms.


              [ ]                        [ ]                      [ ]
              For                      Against                   Abstain

2. To approve the sale and issuance of 10,000 shares of Series C Preferred Stock to Richard T. Brock, President and CEO of the Company, in exchange for the Company's promissory note in the principal amount of $750,000 currently held by Mr. Brock.

              [ ]                        [ ]                      [ ]
              For                      Against                   Abstain

3. To approve an amendment to the Company's Articles of Incorporation to eliminate certain provisions that require the Company to treat the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock as "redeemable securities" rather than equity on the Company's financial statements, and to amend the timing of dividend payments.

              [ ]                        [ ]                      [ ]
              For                      Against                   Abstain

4. To approve an amendment to the Company's Articles of Incorporation to effect a reverse stock split of all issued and outstanding shares of the Company's common stock at a ratio not to exceed one-for-three as discussed in the accompanying Proxy Statement.

              [ ]                        [ ]                      [ ]
              For                      Against                   Abstain

5. Such other matters as may properly come before the meeting or any adjournment thereof.

It is understood that this proxy confers discretionary authority in respect to matters now known or determined at the time of the mailing of the notice of the meeting to the undersigned.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated August___, 2001 and the Proxy Statement furnished therewith.


                                     -------------------------------, 2001
                                     Dated and signed


                                    --------------------------------------
                                    Signature



                                    --------------------------------------
                                    Signature


(Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the Special Meeting.

PLEASE SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

                                                                       EXHIBIT A

                       CONVERTIBLE NOTE PURCHASE AGREEMENT


         THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of the 18th day of July, 2001, by and among FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation (the "COMPANY"), MERCURY FUND II, LTD., a Texas limited partnership ("PURCHASER") and RICHARD T. BROCK ("BROCK").

                                    RECITALS

         WHEREAS, Purchaser desires to purchase from the Company, and the Company desires to issue to Purchaser, a secured, short-term, subordinated promissory note in the original aggregate principal amount of $500,025 (the "NOTE"), in the form attached hereto as EXHIBIT A, that is automatically convertible by its terms, subject to the approval of the Company's shareholders, into 6,667 shares (the "PURCHASED SHARES") of the Company's Series C Convertible Preferred Stock, no par value per share (the "SERIES C PREFERRED STOCK");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       ISSUANCE OF THE NOTE AND AUTHORIZATION OF SERIES C PREFERRED STOCK;
         WARRANT

         1.1 ISSUANCE OF THE NOTE. Subject to the terms and conditions hereof, at the Closing the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company the Note for the purchase price provided in Section 1.3 below. The Note will be entitled to the benefits of a security agreement (the "SECURITY AGREEMENT") to be entered into contemporaneously herewith and in the form attached hereto as EXHIBIT B.

         1.2 AUTHORIZATION OF THE SHARES. The Company shall, prior to the Closing (as defined in Section 2.1), adopt and file with the Secretary of State of the State of Georgia an amendment to its Articles of Incorporation in the form attached hereto as EXHIBIT C (the "CHARTER AMENDMENT"), so as to authorize 26,667 shares of Series C Preferred Stock having the rights, restrictions, privileges, redemption rights and preferences as set forth in the Charter Amendment.

         1.3 PURCHASE PRICE. The purchase price for the Note shall be Five Hundred Thousand Twenty-five Dollars ($500,025) (the "PURCHASE PRICE").

         1.4 RESERVATION OF SHARES. If the Charter Amendment is approved by the Company's shareholders, the Company shall reserve and keep available for issuance such number of its authorized but unissued shares of its Common Stock, no par value per share (the "COMMON STOCK"), as will be sufficient to permit the conversion in full of the shares of Series C Preferred Stock (issuable upon exercise of the Note) into shares of Common Stock in accordance with the terms of the Charter Amendment and an additional 125,006 shares of Common Stock for issuance upon conversion of the Warrant (as hereinafter defined) (collectively, the "RESERVED Shares"). All shares of Common Stock that are so issuable shall, when issued upon conversion or exercise, be duly and validly issued and fully paid and non-assessable.

         1.5 USE OF CASH PROCEEDS. The Company shall use the cash proceeds from the sale of the Note for working capital and general corporate purposes.

         1.6 AGREEMENTS. Each of the parties hereto agrees at the Closing to enter into the respective agreements described in Articles 5 and 6 to which they are indicated as a party.

         1.7 ISSUANCE OF WARRANT. The Company shall issue a warrant to Purchaser to acquire shares of the Company's Common Stock, in substantially the form attached hereto as Exhibit D (the "WARRANT"), at the Closing.

         1.8 DELIVERY OF SEC DOCUMENTS. The Company has delivered or made available to Purchaser a true and complete copy of (i) the Company's Notification of Late Filing on Form 12B-25 filed with respect to its Form 10-K for the year ended December 31, 2000, (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2000, (iii) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and (iv) the Company's definitive proxy statement relating to its 2001 annual shareholders meeting (collectively, the "SEC DOCUMENTS"). In addition to the SEC Documents, the Company has provided Purchaser with opportunities to become familiar with the business, financial condition, management, prospects and operations of the Company, including reasonable opportunities to ask questions of, receive answers from and obtain information regarding the Company and its business which is material to Purchaser's investment decision.

         1.9 VOTING AGREEMENT OF BROCK. Brock, in his capacity as a holder of (i) all of the outstanding shares of the Company's Series A Convertible Preferred Stock, (ii) a majority of the outstanding shares of the Company's Series B Convertible Preferred Stock and (iii) shares of Common Stock, agrees to vote each of his shares of the capital stock of the Company in favor of each of the transactions contemplated in this Agreement and the approval of the amendment of the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock in substantially the form attached hereto as EXHIBITS G AND H, respectively, and consents to designation of the Company's Series C Convertible Preferred Stock.

2.       CLOSINGS; DELIVERIES

         2.1 CLOSING. The closing of the purchase and sale of the Note (the "CLOSING") shall be held at the offices of Kilpatrick Stockton LLP, Atlanta, Georgia, on July 18, 2001 or at such other place or on such other date as the parties may agree (the "CLOSING DATE").

         2.2 DELIVERIES AT CLOSING. At the Closing, the Company shall deliver to Purchaser the Note, registered in Purchaser's name, representing the aggregate original principal amount equal to the Purchase Price, against payment by Purchaser of the Purchase Price by wire transfer to an account designated by the Company. The Company shall also deliver such other instruments and documents as are described in Article 5.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Purchaser as follows:

         3.1 DISCLOSURE. To the knowledge of the Company, no representation or warranty of the Company contained in this Agreement and none of the information set forth in the Schedules hereto, or otherwise furnished by the Company to the Purchaser (in writing) in connection with the issuance of the Note (except for any projections, forecasts or other estimates of the Company's future performance of any nature whatsoever, all of which are specifically excluded from this Section 3.1), when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact (other than matters of a general economic or political nature which do not affect the business uniquely) known to the Company that has not been disclosed by the Company to the Purchaser that would reasonably be expected to have or result in a Material Adverse Effect. For purposes hereof, "MATERIAL ADVERSE EFFECT" means any event, occurrence, fact, condition, change or effect that is materially adverse to the business, operations, results of operations, financial condition, properties (including intangible properties), assets (including intangible assets) or liabilities of the business. Whenever a statement regarding the existence or absence of facts in this Agreement is qualified by a phrase such as "to the knowledge of the Company," it is intended by the parties hereto that the only information to be attributed to the Company is information actually known to any executive officer of the Company.

         3.2 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. To the knowledge of the Company, the Company has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect on the Company. To the knowledge of the Company, no jurisdiction in which the Company is not qualified or licensed has claimed, in writing or otherwise, that the Company is required to be qualified or licensed therein. The Company has no subsidiaries other than those disclosed in this Agreement.

         3.3 CAPITALIZATION. As of July 18, 2001, the authorized capital stock of the Company was as set forth on Schedule 3.3 attached hereto. Schedule
3.3 attached hereto sets forth, as of July 18, 2001, the number of outstanding shares of Common Stock and Preferred Stock, warrants to purchase Common Stock or Preferred Stock, options to purchase Common Stock and options approved or reserved for issuance pursuant to the Company's benefit plans, assuming the consummation of the transactions contemplated hereby. Except as set forth on
Schedule 3.3, and except for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock issuable upon conversion of the Note, the Reserved Shares, and the Common Stock issuable to employees, directors and consultants of the Company upon the exercise of outstanding options, there will be no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of capital stock or other securities of the Company, or (ii) preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provision of law, the Articles of Incorporation or Bylaws of the Company or any agreement to which the Company is party or otherwise. Except as set forth on
Schedule 3.3 and to the knowledge of the Company, the Company has never declared, paid or set apart for payment any dividends, or made any other distributions on, or made any payment on account of the purchase, redemption or retirement of the Common Stock, or any other class of capital stock of the Company. Except as set forth on Schedule 3.3, all of the shares of Common Stock outstanding immediately prior to the Closing were issued in transactions exempt from registration under Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and under applicable state securities or "blue-sky" laws.

         3.4 AUTHORIZATION. The execution, delivery and performance by the Company of (i) this Agreement, (ii) the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") by and among the Company and the Purchaser in the form attached hereto as EXHIBIT F, and (iii) the Warrant by and among the Purchaser and the Company in the form attached hereto as EXHIBIT D, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of the Company, and this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company (other than the Company's receipt of the approval of its shareholders) and constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors, (ii) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law, and
(iii) the indemnification provided to the parties hereunder is limited by the principles of public policy. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and compliance with the provisions hereof and thereof by the Company will not conflict in any material respect with or result in any material breach of any of the terms or provisions or constitute (with due notice or lapse of time, or both) a default under the Articles of Incorporation or Bylaws of the Company.

         3.5 NO CONFLICTS. Except as set forth on Schedule 3.5 attached hereto and to the knowledge of the Company, the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not:

                  (a) result in the creation or imposition of any security interest, lien, charge or other encumbrance against the Company's assets, with or without the giving of notice and/or the passage of time, with the exception of any security interest created by or in connection with the Note or the Security Agreement related thereto, or

                  (b) violate, conflict with, affect acceleration of, or result in termination, cancellation or modification of, or constitute a default under (i) any material contract, agreement or other instrument to which the Company is a party or by which the Company or its assets is bound or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which the Company is a party or by which the Company may be bound or affected, or to which any of the Company's assets may be subject, or

                  (c) violate any federal, state, foreign or local laws (whether statutory or otherwise), ordinances, rules, regulations, orders, judgments, decrees, writs or injunctions of any governmental or regulatory authority (collectively, "LAWS");

which violation, conflict, acceleration, requirement, termination, modification or default described in (a), (b), or (c) above could result in a Material Adverse Effect on the Company.

         3.6      NO CONSENT OR APPROVAL REQUIRED. Except as set forth in
Schedule 3.6, no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body, shareholders or other person or entity is required for (i) the valid authorization, execution, delivery and performance by the Company of this Agreement, (ii) the offer, sale or issuance of the Note and the Warrant, (iii) the consummation by the Company of the transactions contemplated hereby or (iv) the operation of the business of the Company as currently conducted. The Company shall use its best efforts to solicit and receive all shareholder consents necessary for the transactions provided for herein as soon as practicable and in any event by October 31, 2001.

         3.7 AUTHORIZATION OF SERIES C PREFERRED STOCK AND THE WARRANTS. Except as provided in this Agreement and as listed in Schedule 3.7, the issuance, sale and delivery of the Series C Preferred Stock and the Warrant have been duly authorized by all requisite corporate action of the Company and when issued, sold and delivered in accordance with the terms of this Agreement and the Charter Amendment, the Series C Preferred Stock being issued will be validly issued and outstanding, fully paid and nonassessable and will not be subject to any preemptive or other similar rights of the shareholders of the Company or others which have not been waived in a writing delivered to the Company prior to the Closing.

         3.8 AUTHORIZATION OF RESERVED SHARES. The Reserved Shares have been duly reserved for issuance upon conversion of the Series C Preferred Stock, the Warrant and the Note in accordance with the terms of the Charter Amendment, and when issued, sold and delivered in accordance with the terms of the Charter Amendment and this Agreement, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and will not be subject to any preemptive or other similar rights of the shareholders of the Company or others.

         3.9      FINANCIAL STATEMENTS.

                  3.9.1 The Company has delivered to the Purchaser Forms 10-K and 10-Q which include financial statements of the Company consisting of a balance sheet and related statements of income, cash flows and owners' equity, as of and for the fiscal years ended December 31, 1998, 1999 and 2000 (the "YEAR END STATEMENTS") and interim financial statements consisting of a balance sheet and related statements of income and cash flows for the three months ended March 31, 2001 (the "MARCH INTERIM STATEMENTS"). The Company has also delivered interim unaudited financial statements that have not been filed with the SEC consisting of a balance sheet (the "JUNE 2001 BALANCE SHEET") and related unaudited statements of income and cash flows for the six months ended June 30, 2001 (as qualified in Schedule 3.9, the "JUNE INTERIM STATEMENTS", together with the March Interim Statements, the "INTERIM STATEMENTS"). The Year End Statements and the Interim Statements are collectively referred to herein as the "FINANCIAL STATEMENTS". Except as otherwise set forth in the Financial Statements, in the notes contained therein, or in Schedule 3.9 attached hereto, all of the Financial Statements (a) were prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"),
         (b) present fairly the Company's financial condition and the results of its operations as at the relevant dates thereof and for the periods covered thereby, and (c) contain adequate reserves in accordance with GAAP. Except as set forth in Schedule 3.9 attached hereto, the Company does not have any liabilities or obligations which are, individually or in the aggregate, material, whether due or to become due, absolute, contingent or otherwise, which are not reflected in the Financial Statements, other than liabilities or obligations incurred after June 30, 2001 (the "JUNE 2001 BALANCE SHEET DATE") in the ordinary course of business consistent with past practices.

                  3.9.2 Schedule 3.9 attached hereto contains an accounts payable listing for the Company as of June 30, 2001.

         3.10 SEC DOCUMENTS. The SEC Documents constitute all of the documents (other than preliminary filings and supplemental material) that the Company was required by applicable securities laws to file with the SEC since January 1, 2001. The SEC Documents comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended.

         3.11 ACCOUNTING RECORDS. The Company keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions, dispositions and assets of the Company.

         3.12 NO UNDISCLOSED OR CONTINGENT LIABILITIES. Except for (a) liabilities or obligations incurred by the Company in the ordinary course of business, (b) liabilities and obligations incurred by the Company in the ordinary course of business since the date of the June 2001 Balance Sheet (none of which could reasonably be expected to cause a Material Adverse Effect on the Company), and (c) liabilities and obligations set forth on Schedule 3.12 attached hereto, there is no reasonable basis for the assertion against the Company of any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise) that would encumber or affect the Company which is not reflected or reserved against on the June 2001 Balance Sheet.

         3.13     CONTRACTS AND COMMITMENTS. Except as set forth on Schedule
3.13 attached hereto:

                  (a) The Company is not a party to or bound by any agreements, contracts or commitments which individually or when aggregated with all related agreements, contracts or commitments, call for the payment by the Company of at least $100,000, or that provide for the grant of any preferential rights to purchase, sell or lease any capital stock of the Company or any material portion of the Company's assets;

                  (b) To the knowledge of the Company, no material purchase contracts or commitments of the Company are in excess of the normal, ordinary and usual requirements of the Company, or to the knowledge of the Company, were entered into at prices materially in excess of those available in the industry in arm's length transactions on the respective dates thereof;

                  (c) The Company is not a party to or bound by any outstanding agreements, arrangements or contracts with any of its directors, officers, shareholders, employees, agents, consultants, advisors, salesmen or sales representatives (or any of the affiliates of any of such persons) that (A) are not cancelable by it on notice of not longer than 30 days and without the imposition of any liability, penalty or premium, (B) require non-cancelable payment by the Company of over $100,000, or (C) provide for any bonus or other payment based on the sale of the Company or any portion thereof;

                  (d) The Company is not a party to or bound by any employment agreement, consulting agreement or any other agreement that contains any provision for severance or termination pay liabilities or obligations;

                  (e)      The Company is not a party to or bound by:

                           (i) any material mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by the Company;

                           (ii) any material guaranty, direct or indirect, by the Company of any obligation for borrowings or otherwise, excluding endorsements made for collection in the ordinary course of business;

                           (iii) any obligation to make payments, contingent or otherwise, of over $100,000 arising out of any prior acquisition of the business, assets or stock of other persons;

                           (iv) any collective bargaining agreement with any labor union;

                           (v) any lease or similar arrangement for the use by the Company of personal property requiring payments by the Company, on an annual basis, of over $100,000;

                           (vi) any agreement containing noncompetition or other limitations restricting the conduct of the business of the Company; and

                           (vii) any partnership, joint venture or similar agreement.

                  3.13.2 Neither the Company nor any of its affiliates, officers or directors is a party to or bound by any agreement (other than this Agreement) or arrangement for the sale of any of the assets or capital stock of the Company or for the grant of any preferential rights to purchase any of the assets or capital stock of the Company.

                  3.13.3 The Company is not bound by any agreement to redeem shares of capital stock of the Company held by any shareholder, which agreement will not be effectively and properly terminated by the consummation of the transactions contemplated hereby.

                  3.13.4   With respect to each contract and agreement listed on
         Schedule 3.13, except as set forth therein, and assuming that each contract and commitment is enforceable, (i) each of such contracts and agreements is valid, binding and in full force and effect and is enforceable by the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws and judicial decisions of general applicability relating to or affecting creditors' rights and to general principles of equity, (ii) to the Company's knowledge there have been no cancellations or threatened cancellations thereof nor are there any outstanding disputes thereunder, (iii) neither the Company, nor, to the knowledge of the Company, any other party is in breach of any provision thereof, and (iv) there does not exist any material default under, or any event or condition which with the giving of notice or passage of time or both would become a material breach or default under, the terms of any such contract or agreement on the part of the Company or, to the knowledge of the Company, on the part of any other party thereto.

                  3.13.5 The Company has delivered or made available to the Purchaser true and complete copies of each written contract or agreement listed on Schedule 3.13 and true and accurate summaries of any oral agreement listed thereon.

         3.14 LITIGATION. Except as set forth on Schedule 3.14 attached hereto and to the knowledge of the Company, there are no claims, actions, suits, proceedings or investigations pending nor, to the knowledge of the Company, threatened against the Company by or before any court or governmental agency or arbitration panel. The foregoing includes, but is not limited to, actions pending, or to the knowledge of the Company, threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. There is no effective injunction, writ, preliminary restraining order or order of any nature issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby. No claim, action, suit, proceeding, inquiry or investigation, if any, set forth on
Schedule 3.14 attached hereto would, if adversely decided, have a Material Adverse Effect on the Company or prevent the consummation of the transactions contemplated hereby (except as otherwise disclosed in Schedule 3.14). Except as set forth on Schedule 3.14 attached hereto, the Company is not a party to or a recipient of service of process regarding (and has not otherwise been named and noticed in) any judgment, order or decree entered in any lawsuit or proceeding which has had or would have a Material Adverse Effect on the Company or on its ability to acquire any property or conduct its business in any way.

         3.15 INTELLECTUAL PROPERTY. Schedule 3.15 attached hereto contains an accurate and complete list of (a) all patents, trademarks (registered or unregistered), trade names, assumed names, copyrights, and all applications therefor, owned or filed by the Company and used in or necessary for the conduct of the Company's business and, with respect to registered patents and trademarks, contains a list of all jurisdictions in which such trademarks are registered and all registration numbers; (b) all licenses, permits and other agreements relating thereto; and (c) all agreements relating to technology, know-how or processes used in or necessary for the conduct of the business of the Company which the Company is licensed or authorized to use by others (including, without limitation, licenses for the use of software of all types) with the exception of such agreements relating to the technology, know-how or processes that are used in the day-to-day internal business operations of the Company. To the knowledge of the Company, such patents, trademarks (registered or unregistered), copyrights, licenses and permits are (i) enforceable, and (ii) duly recorded in the names of the persons or entities set forth in

Schedule 3.15. Except as set forth in Schedule 3.15 and to the knowledge of the Company, the Company has the sole and exclusive right to use the patents, trademarks (registered or unregistered), copyrights and applications therefor, the trade names, assumed names, technology, know-how, inventions, works and processes referred to in such lists and all trade secrets required for or incident to the conduct of the Company's business in the jurisdictions in which the Company's business is conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such rights. To the knowledge of the Company, (i) no claims have been asserted and are pending by any person against the Company with respect to the ownership, validity, enforceability, misappropriation or use of any product or service of the Company's business or such patents, trademarks (registered or unregistered, or of any confusingly similar or dilative trademarks), trade names, assumed names, copyrights, applications therefor, technology, know-how, processes or trade secrets or challenging or questioning the validity or effectiveness of any such license, permits or agreement, (ii) there is no valid basis for any such claim, and (iii) the use or other exploitation of any such product or service of the Company's business or patents, trademarks (registered or unregistered), trade names, assumed names, copyrights, applications therefor, technology, know-how, processes and trade secrets by the Company does not infringe the rights of any person; and, to the knowledge of the Company, no other person is infringing the rights of the Company with respect to such patents, trademarks (registered or unregistered), trade names, assumed names, copyrights, and applications therefor, technology, know-how, inventions, works, processes or trade secrets. Except as set forth on Schedule 3.15 and to the knowledge of the Company, the conduct of the Company's business does not infringe or otherwise conflict with any rights of any Person in respect of any intellectual property.

         3.16     EMPLOYEES.

                  3.16.1 To the knowledge of the Company, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, non competition agreement or any other contract or agreement relating to the relationship of any such employee with the Company and any other party as a result of the nature of the business presently conducted or proposed to be conducted by the Company. The Company does not have any collective bargaining agreement covering any of its employees. The Company has provided or made available to Purchaser copies of all employment contracts, consulting contracts, independent contractor agreements and all benefits plans and personnel manuals. Except as set forth on Schedule 3.16 attached hereto, the Company has no formal written employee benefit plans presently in force with respect to profit sharing, pensions, stock options, equity rights, bonus, retainer, consulting or incentive plan, deferred compensation or other similar benefits, including all plans, programs, agreements, arrangements and methods of contribution or compensation (including all amendments to and components of same (i) providing any remuneration or benefits, other than current cash compensation to any current or former employee of the Company or to any other person who provides services to the Company, whether such plan or plans, programs, agreements, arrangements and methods of compensation are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or whether they are qualified under the Internal Revenue Code of 1986, as amended (the "CODE") or any written employment agreements. To the knowledge of the Company, the Company has complied and is presently complying in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice or unlawful employment practice. To the knowledge of the Company, any employee plans are now, and have always been in accordance with all applicable laws (including, but not limited to ERISA and the Code) and all regulations and interpretations thereunder and in accordance with the underlying plan documents. There is no open and unresolved charge or complaint for which the Company has received service of process or other appropriate notice or, to the knowledge of the Company, which is being considered or threatened against the Company before the Equal Employment Opportunity Commission or any state, local, federal or foreign agency responsible for the prevention of unlawful employment practices. The Company has not received notice of the intent of any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws to conduct an investigation of or relating to the Company, and, to the knowledge of the Company, no such investigation is in progress. There are no citations against the Company from the Occupational Safety and Health Administration for which the Company has been provided service of process or other appropriate notice, and, to the knowledge of the Company, no such citations are pending.

                  3.16.2 Except as provided in Schedule 3.16, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any written or, to the Company's knowledge, oral notice alleging that any such violation has occurred. To the Company's knowledge, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. Except as provided in
         Schedule 3.16, each former and current employee, officer and consultant of the Company who has access to confidential or proprietary information of the Company has executed a confidentiality and assignment of rights agreement. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of rights pursuant to such employee, officer or consultant's confidentiality and assignment of rights agreement.

         3.17 COMPLIANCE WITH LAWS. Except as provided in Schedule 3.17 attached hereto, the Company is in material compliance with all Laws applicable to the Company's business. The Company has not received written notification from any governmental or regulatory authority within the past five years of any asserted present or past failure to so comply, which failure has not been appropriately and completely resolved. The Company has not been notified by any governmental or regulatory authority that the Company is in violation or alleged violation of any Law applicable to the Company's business which violation has not been appropriately and completely resolved, or that any governmental or regulatory authority contemplates any investigation or proceeding with respect to any such violation or alleged violation which has not been appropriately and completely resolved.

         3.18 PERMITS. To the knowledge of the Company, the Company has all material licenses, permits and authorizations issued by any federal, state, local or foreign governmental authority ("PERMITS") necessary for the ownership or leasing of its properties and the conduct of the Company's business as now being conducted and all such Permits are in full force and effect. No violations exist or, to the knowledge of the Company, have been reported in respect of such Permits. No notice of any proceeding has been served or otherwise given to the Company or, to the knowledge of the Company, is pending (without service or other notice) or threatened seeking the revocation or limitation of any of such Permits. Schedule 3.18 attached hereto contains a true and correct list of all governmental, environmental or municipal licenses, permits, authorizations, contracts, franchises or certificates which are (i) held by the Company, and
(ii) are required for operation of the business as it is now being conducted (collectively, the "LICENSES AND PERMITS"). Except as set forth on Schedule 3.18 attached hereto, all of such Licenses and Permits are in full force and effect. Except as set forth on Schedule 3.18 attached hereto, the Company is in compliance with all conditions or requirements imposed by or in connection with such Licenses and Permits and with respect to its operation of its business, and no written or oral notice has been received from any government or licensing authority that any governmental or licensing authority intends to cancel, terminate or modify any of such licenses or permits and the Company knows of no valid grounds for any such cancellation, termination or modification.

         3.19     TAXES. Except as set forth on Schedule 3.19 attached hereto:

                  3.19.1 the Company has filed all tax returns, if any, that are required to have been filed on or before the date hereof with appropriate federal, state, county and local governmental agencies or instrumentalities, within the time prescribed by law (including extensions of time approved by the appropriate taxing authority);

                  3.19.2 the Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes;

                  3.19.3 the tax returns so filed are complete, correct and accurate representations of the tax liabilities of the Company and such tax returns accurately set forth all items to the extent required to be reflected or included in such returns in all material respects; and

                  3.19.4 to the knowledge of the Company, the Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other person.

The Company has delivered or made available to the Purchaser correct and complete copies of all tax returns filed by the Company for the tax years ended December 31,1998 and 1999, all examination reports, and any statements of deficiencies assessed against or agreed to by the Company.

         3.20 TITLE TO PROPERTIES AND ASSETS. The Company owns no real property, and the Company has good, valid and marketable title to all other properties owned by the Company, including, without limitation, those assets set forth on the June 2001 Balance Sheet, free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except (a) as described on Schedule 3.20 attached hereto, (b) liens for current taxes not yet due and (c) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property or asset subject thereto or impairing the operations or proposed operations of the Company.

         3.21     ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule
3.21 attached hereto, since June 30, 2001, the Company has not:

                  (a) suffered any Material Adverse Effect and there has not been any event (whether occurring before or after June 30, 2001) that could reasonably be expected to have a Material Adverse Effect on the Company; or

                  (b) experienced any material decrease in the book value of the Company's assets from the amounts reflected on the June 2001 Balance Sheet, other than decreases resulting from depreciation in accordance with accounting practices in effect at all times since January 1, 2001; or

                  (c) incurred any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due), except liabilities or obligations for items incurred in the ordinary course of business of the Company and consistent with past practice, none of which other items exceeds $100,000 (considering liabilities or obligations arising from one transaction or a series of similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability); or

                  (d) increased (other than increases resulting from the calculation of reserves in the ordinary course of business and in a manner consistent with past practice), or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves; or

                  (e) paid, discharged or satisfied any claims, encumbrances, liabilities or obligations (whether absolute, accrued, contingent or otherwise and whether due or to become due) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the June 2001 Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date thereof; or

                  determined as collectible any notes or accounts receivable or any portion thereof which were previously considered uncollectible, or written off as uncollectible any notes or accounts receivable or any portion thereof, except for write-downs in the ordinary course of business, consistent with past practice; or

                  canceled any material amount of indebtedness or waived any material claims or rights; or
                  sold, transferred or otherwise disposed of any material portion of the Company's assets except in the ordinary course of business and consistent with past practice; or

                  to the knowledge of the Company and to the extent that nondisclosure and confidentiality agreements have not been entered into, disposed of or permitted to lapse any right to the use of any patent, trademark, assumed name, service mark, trade name, copyright, license or application therefor or disposed of or disclosed to any Company, association, partnership, organization, business, individual, government or political subdivision thereof or government agency other than the Purchaser and their representatives any trade secret, formula, process or know-how not theretofore a matter of public knowledge; or

                  granted any increase in the salary, compensation, rate of compensation, commissions or bonuses payable to or to become payable by the Company to any officer director or employee of the Company (including, without limitation, any increase or change pursuant to any bonus, pension, profit-sharing, retirement or other plan or commitment) except in the ordinary course of business and consistent with GAAP practice and procedures; or

                  except for transactions, agreements or arrangements made in the ordinary course of business and consistent with past practice, paid, loaned or advanced any amount to any officer, director, employee or shareholder of the Company or sold, transferred or leased any Company's assets to, or entered into any agreement (other than this Agreement) or arrangement with, any officer, director, employee or shareholder of the Company; or

                  made any single capital expenditure or commitment in excess of $100,000 for additions to property, plant, equipment or for any other purpose or made aggregate capital expenditures or commitments in excess of $100,000 for additions to property, plant, equipment or for any other purpose (whether such purchase was capitalized or expensed); or

                  made any change in any method of accounting or accounting practice or policy; or

                  suffered any casualty loss in excess of $100,000 (whether or not insured against) or suffered aggregate casualty losses in excess of $100,000 (whether or not insured against); or

                  declared, paid or set apart for payment dividends on, or made other distributions or payments in respect of, the capital stock of the Company; or

                  taken any other action not either in the ordinary course of business and consistent with past practice or provided for in this Agreement; or

                  entered into or agreed to any transaction not in the ordinary course of business; or

                  agreed, whether in writing or otherwise, to take any of the actions set forth in this Section 3.21.

         3.22 CERTAIN TRANSACTIONS. Except as set forth on Schedule 3.22 attached hereto, immediately following the Closing, the Company will not be indebted, directly or indirectly, to any of its officers, directors or shareholders that beneficially hold 5% or more of the Company's capital stock, in any amount whatsoever, with respect to accrued salaries and related employee compensation and expenses incurred outside of the ordinary course of business; and none of such officers, directors or 5% shareholders will be indebted to the Company in any amount whatsoever.

         3.23 REGISTRATION RIGHTS. Except as set forth in the Registration Rights Agreement and as set forth in Schedule 3.23 attached hereto, the Company is not under any contractual obligation to register any of its presently outstanding securities which may hereafter be issued.

         3.24 PROFESSIONAL SERVICE PROVIDERS. Schedule 3.24 attached hereto contains a list of all persons and entities who provide professional services to the Company and which the Company has paid more than $50,000 within the twelve
(12) months prior to the date hereof (other than employees of the Company), the amount of fees owed to such persons and entities as of June 30, 2001, and the estimated amount of fees to be owed to such persons and entities on the Closing Date.

         3.25 OFFERING. Subject to the accuracy of the Purchaser's representations and warranties in Section 4 hereof, the offer, sale and issuance of the Note and the Warrant to the Purchaser in conformity with the terms of this Agreement and the issuance to the Purchaser of the Reserved Shares issuable upon conversion thereof, constitute (and will constitute) transactions exempt from the registration requirements of Section 5 of the Securities Act, and any applicable state securities laws.

         3.26 CERTAIN TRANSACTIONS. Except as set forth in Schedule 3.26 attached hereto and to the knowledge of the Company, there are no existing or pending transactions or relationships that are required to be disclosed in the SEC Documents pursuant to Items 403 and 404 of Regulation S-K that have not been so disclosed nor will be required to be disclosed in the Company's Form 10-Q that will include the June Interim Statements.

         3.27     ACCOUNTS RECEIVABLE. Schedule 3.27 attached hereto sets forth
(a) an accurate list, as of the June 2001 Balance Sheet Date, of all accounts and notes receivable of the Company, and (b) an aging of all such accounts and notes receivable showing amounts due in 30-day aging categories. The Company has not received any notices or knows of any counterclaim or set-off with respect to any accounts or notes receivable, or any facts or circumstances that would be the basis for any such counterclaim or set-off, which is not reflected or taken into account in the contractual allowance or bad debt reserves set forth in the June 2001 Balance Sheet.

         3.28 NO BROKER. The Company has not retained any agent, finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify, hold harmless and defend Purchaser for all commissions, finder's and other fees and expenses of any such persons retained or purportedly retained by the Company.

         3.29 ILLEGAL PAYMENTS. Neither the Company, nor any other person, to the knowledge of the Company, directly or indirectly on behalf of or with respect to the Company, engaged in any transaction or made or received any payment which was not properly recorded in the books and records of the Company, including any unrecorded or misrecorded payment to any insurance agent, adjustor or other such third party which could reasonably be construed to be an unlawful kickback, referral fee or similar payment.

         3.30 SUBSIDIARIES; INVESTMENTS. The Company does not own, directly or indirectly, shares of capital stock of any other Company or any equity interest in any partnership, association, limited liability company or any other entity or business, nor does the Company control, directly or indirectly, any other Company, association or business organization other than as set forth on
Schedule 3.30 attached hereto.

         3.31 ANTI-DILUTION AGREEMENTS. Except as contained in that certain Anti-Dilution Agreement dated December 19, 2000, by and between the Company and Silicon Valley Bank and as set forth in Schedule 3.31 attached hereto, the Company has not entered into any anti-dilution agreement or otherwise granted anti-dilution protection with respect to any of its securities.

4.       PURCHASER REPRESENTATIONS

         Purchaser represents and warrants to the Company as follows:

         4.1 INVESTMENT. Purchaser is acquiring the Note and the Series C Preferred Stock issuable upon conversion thereof (the "NOTE SECURITIES") for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof. Purchaser understands that the Note Securities have not been and may not be, registered under the federal Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws, by reason of specific exemptions from the registration provisions of the Securities Act and such laws that may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser understands that the Company will register the Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrant. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated by the SEC under the Securities Act.

         4.2 POWER AND AUTHORIZATION. Purchaser has all requisite power and authority to enter into this Agreement and to carry out and perform Purchaser's obligations under the terms of this Agreement. All action on the part of Purchaser necessary for the authorization, execution, delivery and performance of all obligations of Purchaser under this Agreement, and any document contemplated hereby, has been (or will be) taken prior to the Closing. This Agreement constitutes the valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         4.3 EXPERIENCE. Purchaser is experienced in evaluating and investing in companies such as the Company. Purchaser has substantial experience in investing in and evaluating private placement transactions of securities in companies similar to the Company and is capable of evaluating the risks and merits of its investment in the Company and has the capacity to protect its own interests.

         4.4 RESTRICTED SECURITIES. Purchaser acknowledges that, because the Note Securities have not been registered under the Securities Act, the Note Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is familiar with the provisions of Rule 144 promulgated under the Securities Act and the resale limitation imposed thereby and by the Securities Act. Purchaser understands that no public market now exists for the Note Securities and that no public market is expected to ever exist for the Note Securities.

5.       CONDITIONS TO CLOSING OF PURCHASER

         The obligation of Purchaser to purchase and pay for the Note at the Closing is subject to the fulfillment to Purchaser's satisfaction on or prior to the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Article 3 hereof shall be true and correct in all material respects when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

         5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 CORPORATE PROCEEDINGS; CONSENTS; ETC. Except as waived by Purchaser and except as provided in Section 7.2, all corporate and other proceedings to be taken by the Company, its officers, directors and shareholders and all waivers and consents to be obtained by the Company in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement shall have been taken or obtained.

         5.4 COMPLETION OF DUE DILIGENCE. Purchaser shall have completed its due diligence review of the Company to the Purchaser's satisfaction in its sole determination.

         5.5 BLUE SKY MATTERS. All consents, approvals, qualifications and/or registrations required to be obtained or effected by the Company and Purchaser under any applicable state securities or "blue-sky" laws in connection with the issuance of the Note and the Warrant shall have been obtained or effected.

         5.6      NOTE. The Company shall have executed and delivered the Note.

         5.7 COLLATERAL DOCUMENTS. The Security Agreement, the Warrant and the Registration Rights Agreement shall have been executed and delivered by the Company and each of the other parties thereto (other than the Purchaser).

         5.8 AMENDMENT OF ARTICLES OF INCORPORATION. The Company shall have filed the Charter Amendment.

         5.9 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchaser at the Closing an Officer's Certificate to the effect that the representations and warranties of the Company continue to be true and accurate in all material respects on the Closing Date, and that all conditions specified in Sections 5.1 to 5.3 hereof, have been fulfilled and that there has been no materially adverse change in the business, affairs, operations or financial condition of the Company since the June 2001 Balance Sheet Date.

         5.10 SECRETARY'S CERTIFICATE. The Company will deliver (i) copies of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby and thereby, (ii) the Bylaws of the Company, (iii) the Articles of Incorporation of the Company, and (iv) the names of the officer or officers of the Company authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein, all certified by the Company to be true, correct, complete and in full force and effect and unmodified except as contemplated herein as of the Closing Date.

         5.11 CONSENT OF HOLDERS OF SERIES A AND SERIES B PREFERRED STOCK. The Company shall have obtained the necessary consent of the holders of Series A and Series B Preferred Stock to the transactions contemplated by this Agreement and the approval for the amendment of the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock in substantially the form attached hereto as EXHIBITS G AND H, respectively.

         5.12 AMENDMENT OF BROCK NOTE. Brock shall have executed the Amended and Restated Promissory Note attached hereto as EXHIBIT I.

6.       CONDITION TO CLOSING OF THE COMPANY

         The obligation of the Company to issue the Note at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

         6.1      REPRESENTATIONS. The representations made by the Purchaser in
Article 4 hereof shall be true and correct in all material respects when made and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

         6.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by or complied with by Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.3 SECURITY AGREEMENT. The Purchaser shall have executed and delivered the Security Agreement.

         6.4 PURCHASE PRICE. The Company shall have received full payment from Purchaser for the Note.

7.       COVENANTS OF THE COMPANY

         7.1 INFORMATION AND ACCESS. For so long as Purchaser holds the Note or at least fifty percent (50%) of the Series C Preferred Stock issued to Purchaser upon conversion of the Note (or of the Common Stock into which such amount of Series C Preferred Stock was converted):

                  7.1.1 As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days after each fiscal year, the Company shall furnish Purchaser audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year and audited consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by the Company's regularly engaged accounting firm.

                  7.1.2 As soon as practicable after the end of each fiscal quarter, and in any event within forty-five (45) days thereafter, the Company shall furnish to Purchaser unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and unaudited consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, with such statements certified by the principal financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  7.1.3 The Company shall permit Purchaser to send one non-voting representative in an observer capacity to all meetings of the Board of Directors of the Company, with respect to which reasonable notice shall be provided to Purchaser including notice of all written consents taken in lieu of a meeting of the Board of Directors of the Company prior to the effectiveness of any such consents; provided that Purchaser shall maintain the confidentiality of any proprietary and confidential information of the Company thereby obtained. The Company shall reimburse such representative for all reasonable travel costs and expenses incurred by the representative in attending such meetings.

                  7.1.4 For so long as (but only so long as) the Company remains subject to the requirements of the Securities Exchange Act of 1934, as amended, the Company may satisfy the requirements of Sections
         7.1.1 and 7.1.2 by delivering to Purchaser a copy of the Company's Annual Report on Form 10-K, in the case of Section 7.1.1, or a copy of the Company's Quarterly Report on Form 10-Q, in the case of Section 7.1.2, in both cases promptly following the filing thereof with the SEC (or any governmental body or agency succeeding to the functions of the SEC).

         7.2 SHAREHOLDER APPROVAL. The Company will use its commercially reasonable efforts and take all action necessary to obtain shareholder approval for (i) the issuance of the Series C Preferred Stock and the Warrant to Purchaser as provided herein, (ii) the issuance of shares of Series C Preferred Stock to Brock as contemplated hereby, and (iii) the amendment of the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock in substantially the form attached hereto as EXHIBITS G AND H, respectively, by October 31, 2001, including, without limitation, preparing, filing with the SEC and mailing to its shareholders a proxy statement or statements with respect thereto, and duly calling, giving notice of, convening and holding a meeting or meetings of its shareholders for such purpose.

         7.3 LINE OF CREDIT. The Company agrees that through October 31, 2001, the Company will not borrow any monies under the Company's line of credit with Silicon Valley Bank. After October 31, 2001, if the Company has not received the approval of its shareholders of the transactions contemplated in this Agreement, then Company may borrow monies under such line of credit only if it has either (i) repaid in full all amounts due and owing under the Note or
(ii) received Silicon Valley Bank's subordination of all amounts borrowed pursuant to such credit line to all amounts owed under the Note.

         7.4 PRIVATE PLACEMENT. The Company agrees that it will use its commercially reasonable efforts to raise an additional $750,000 by September 30, 2001 through a private offering of shares of Series C Preferred Stock.

         7.5 INSIDER TRANSACTIONS. For so long as Purchaser holds the Note or at least fifty percent (50%) of the Series C Preferred Stock issued to Purchaser upon conversion of the Note (or of the Common Stock into which such amount of Series C Preferred Stock was converted), the Company agrees that it will not enter into any transaction, other than in the ordinary course of business, with any officer or shareholder of the Company who beneficially owns greater than 5% of the outstanding Common Stock without the approval of Purchaser, excluding the salary and bonus for Brock in amounts determined by the Board of Directors of the Company.

         7.6 LITIGATION. The Company, promptly upon becoming aware thereof, shall notify Purchaser in writing of any actual or threatened litigation or governmental proceeding in which the Purchaser is involved and which would, if determined adversely, have a Material Adverse Effect on the Corporation.

         7.7 PROTECTIVE PROVISION. For so long as Purchaser holds at least fifty percent (50%) of the Series C Preferred Stock issued to Purchaser upon conversion of the Note (or of the Common Stock into which such amount of Series C Preferred Stock was converted), the Company shall not to agree to a sale, merger or similar business combination of the Company that does not result in consideration to the Purchaser of at least $2.00 per share, determined on an as-converted-to-Common Stock basis, without the prior approval of Purchaser, such approval not to be unreasonably withheld.

         7.8 CERTIFICATES OF DESIGNATION FOR SERIES A AND B PREFERRED STOCK. Upon receipt of the shareholder approval set forth in Section 7.2 above, the Company shall promptly file an amendment to its articles of incorporation to amend the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock in substantially the form attached hereto as EXHIBITS G AND H, respectively.

8.       INDEMNIFICATION

         8.1      EXPENSES; INDEMNITY; DAMAGE WAIVER.

                  8.1.1 The Company shall pay all reasonable out-of-pocket expenses incurred by Purchaser and its affiliates in connection with the preparation, negotiation, execution and delivery of this Agreement or any amendments, modifications or waivers of the provisions hereof; provided, however, the Company's maximum obligation pursuant to this
         Section 8.1.1. shall not exceed $20,000.

                  8.1.2 Subject to the limitations set forth in this Article 8, each party hereto shall indemnify and hold the other party harmless from and against any and all losses, claims, damages, expenses or liabilities (including, without limitation, the costs of any investigation or suit and counsel fees related thereto) asserted against, imposed upon or incurred by such other party resulting from a breach by the indemnifying party of any of its representations, warranties or covenants made in this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished pursuant to this Agreement. Promptly after receipt by an indemnitee (hereinafter an "INDEMNITEE") of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnitee will notify the Company in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Company will not relieve the Company from any liability which the Company may have hereunder or otherwise, except to the extent that such failure materially prejudices the Company's rights. If the Company so elects or is requested by the Indemnitee, the Company will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of the fees and disbursements of such counsel, and in such event the Indemnitee will cooperate in connection therewith as reasonably requested by the Company (subject to the expenses of the Indemnitee being reimbursed by the Company as provided above). In the event, however, the Indemnitee reasonably determines that having common counsel would present such counsel with a conflict of interest or if the Company fails to assume the defense of the action or proceeding in a timely manner, then the Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and the Company will pay the reasonable fees and disbursements of such counsel. In any action or proceeding the defense of which the Company assumes, the Indemnitee will have the right to participate in such litigation and to retain its own counsel at the Indemnitee's own expense. Notwithstanding anything contained in this Agreement to the contrary, the Company's maximum obligation under this Section 8.1.2, shall not exceed the Purchase Price.

                  8.1.3 All amounts due under this Section 8.1 shall be payable at closing (to the extent requested by the Purchaser) and promptly thereafter upon demand.

9.       MISCELLANEOUS

         9.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Georgia without reference to any principles of conflicts of laws.

         9.2      ARBITRATION; ATTORNEY'S FEES.

                  (a) Controversy or Disputes. In the event that a controversy or dispute (a "DISPUTE") arises out of or results from this Agreement or any of the transactions or documents contemplated herein or therein, and such controversy or dispute (a "TRANSACTION DISPUTE") cannot be settled through negotiations between the parties to this Agreement, then the parties hereto covenant and agree to attempt in good faith to settle such dispute by binding arbitration administered by the American Arbitration Association (the "AAA") in Atlanta, Georgia under the AAA's commercial arbitration rules, and any judgment on the award rendered by the arbitrator(s) shall be final and binding may be entered in any court having jurisdiction thereof. In the event any dispute involves a claim for $1,000,000 or more, arbitration shall be conducted by a panel of three (3) arbitrators, as selected and administered by the AAA.

                  (b) Mediation. The parties hereto may, upon mutual written agreement, agree to attempt in good faith to settle any Transaction Dispute by mediation administered by the AAA in Atlanta, Georgia under the Commercial Mediation Rules prior to resorting to any other remedies available at law or equity or any other dispute resolution procedure.

                  (c) Remedies. The parties hereto covenant and agree that the remedies and procedures set forth in this Section shall be the sole and exclusive remedies available in the event of a Transaction Dispute. Notwithstanding the foregoing, if any party to this Agreement, as part of a Transaction Dispute, seeks injunctive relief or any other remedy requiring specific enforcement, then solely with respect to such equitable relief such party shall be permitted to seek relief in any federal or state court of competent jurisdiction.

                  (d) Fees and Expenses. In any action or proceeding with respect to any Transaction Dispute, arbitrator(s) or court(s) (in the case of a request for equitable relief) may award the prevailing party such prevailing party's reasonable fees and expenses, including attorneys' and accountants fees, associated with such Transaction Dispute, if any, only if the arbitrator(s) or court(s) (in the case of equitable relief), concludes that the nonprevailing party in such Transaction Dispute lacked a reasonable basis for opposing the position advanced by the prevailing party. Under no circumstances shall any party hereunder be entitled to seek recovery of such party's fees and expenses.

         9.3 SURVIVAL. The representations made herein shall survive any investigation made by Purchaser and the closings of the transactions contemplated hereby for a period of two (2) years from the date hereof. The warranties and agreements made herein shall survive as applicable.

         9.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Article 9, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of Purchaser. Neither the Company nor Purchaser may assign its rights or any interest in this Agreement without the prior consent of the other party.

         9.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but may be amended by a written instrument signed by the Purchaser and the Company.

         9.6 NOTICES. All notices and other communications required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days following upon deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to Purchaser to:

                  Mercury Fund II, Ltd.
                  c/o Mercury Ventures, Ltd.
                  2707 Hibernia
                  Dallas, Texas  75204
                  Attention:  Dan Goodwin

         with a copy which shall not
         constitute notice to:

                  Winstead Sechrest & Minick P.C.
                  1201 Elm Street
                  5400 Renaissance Tower
                  Dallas, Texas  75270

                  Attention:  Ted S. Schweinfurth
                              Scott Christiansen

or (b) if to the Company at:

                  Firstwave Technologies, Inc.
                  2859 Paces Ferry Road
                  Suite 1000
                  Atlanta, Georgia 30339

                  Attention:  Richard Brock, President and CEO


         with a copy which shall not
         constitute notice to:

                  Kilpatrick Stockton LLP
                  1100 Peachtree Street
                  Atlanta, Georgia  30309
                  Attention:  W. Benjamin Barkley, Esq.

or at such other address as the Company shall have furnished to Purchaser and each such other holder in writing.

         9.7 DELAYS OR OMISSIONS; REMEDIES CUMULATIVE. No delay or omission to exercise any right, power or remedy accruing to Purchaser, upon any breach or default under this Agreement, shall impair any such right, power or remedy of Purchaser or be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All of a party's remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

         9.8 AGENT'S FEES. Each party (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the other parties harmless of and from any liability for commissions or compensation in the nature of an agent's, finder's or broker's fee to any broker or other person or firm (and the cost and expenses of defending against such liability or asserted liability) for which said party is responsible.

         9.9 CONSTRUCTION OF CERTAIN TERMS. The titles of the articles, sections, and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Wherever the words "INCLUDING," "INCLUDE" or "INCLUDES" are used in this Agreement, they shall be deemed followed by the words "without limitation." References to any gender shall be deemed to mean any gender. Wherever the word "MATERIAL" is used in this Agreement, it shall mean, with respect to any manner, an obligation involving an amount in excess of $50,000, or an amount of loss, cost, liability or expense in excess of $50,000, as applicable.

         9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         9.11 LEGENDS. In addition to any legends required by the Securities Act or any applicable state securities laws, the Company shall place the following legend on the front or back of the Note:

         THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

The Company shall place legends on each certificate evidencing ownership of shares of Series C Preferred Stock and the shares of the Company's Common Stock into which such shares are convertible similar to those initially placed on the Note relating to the Securities Act and all applicable state securities laws and as specified above.

         9.12 TIMELY PERFORMANCE. Time is of the essence as to the performance of the obligations required of the respective parties under this Agreement.

         9.13 FURTHER ASSURANCES. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of Purchaser to carry out the provisions and purposes of this Agreement.

         9.14 SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         9.15 CONFIDENTIALITY. Each party acknowledges that it may have access to various items or proprietary and confidential information of the other in the course of investigations and negotiations prior to Closing. Each party agrees that any such confidential information received from the other party shall be kept confidential and shall not be used for any purpose other than to facilitate the arrangement of financing for and the consummation of the transactions contemplated herein. Confidential information shall include any business or other information which is delivered by one party to the other, unless such information (a) is already public knowledge, (b) becomes public knowledge through no fault, action or inaction of the receiving party, or (c) was known by the receiving party, or any of its directors, officers, employees, representatives, agents or advisors prior to the disclosure of such information by the disclosing party to the receiving party. No party, nor its respective officers, directors, employees, accountants, attorneys or agents, shall intentionally disclose the existence or nature of, or any of the terms and conditions relating to, the employees of the Company and other parties with whom the Company may contract in the course of operating the business, provided, however, that such information may be disclosed in applications or requests required to be made to obtain licenses, permits, approvals or consents needed to consummate the transactions contemplated herein or in filings under applicable securities laws.


                           (Signature Page to Follow)

              [SIGNATURES TO CONVERTIBLE NOTE PURCHASE AGREEMENT]


         IN WITNESS WHEREOF, the Company and Purchaser have executed and delivered this Agreement as of the day and year first above written.

                                 COMPANY:

                                 FIRSTWAVE TECHNOLOGIES, INC.


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Its:
                                      -----------------------------------------



                                 PURCHASER:

                                 MERCURY FUND II, LTD.

                                 By:  MERCURY VENTURES, LTD.,
                                      its General Partner

                                       By:  MERCURY MANAGEMENT LLC,
                                            its General Partner

                                          By:
                                             ----------------------------------

                                 BROCK:

                                 RICHARD T. BROCK


                                 ----------------------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE

                                    EXHIBIT B

                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT C

                 FORM OF AMENDMENT TO ARTICLES OF INCORPORATION
                          FOR SERIES C PREFERRED STOCK

                                    EXHIBIT D

                                 FORM OF WARRANT

                                    EXHIBIT F

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT G

                 FORM OF AMENDMENT TO ARTICLES OF INCORPORATION
                          FOR SERIES A PREFERRED STOCK

                                    EXHIBIT H

                 FORM OF AMENDMENT TO ARTICLES OF INCORPORATION
                          FOR SERIES B PREFERRED STOCK

                                    EXHIBIT I

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

                                                                       EXHIBIT B

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR STATE SECURITIES LAWS AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.


                          FIRSTWAVE TECHNOLOGIES, INC.


                               SECURED CONVERTIBLE
                          SUBORDINATED PROMISSORY NOTE

$500,025                                                         JULY 18, 2001
                                                              ATLANTA, GEORGIA

         FOR VALUE RECEIVED, the undersigned, FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation (the "Company" or "Payor"), hereby promises to pay to the order of MERCURY FUND II, LTD. ("Payee"), at 2707 Hibernia, Dallas, Texas 75204 (or at such other address as Payee shall hereafter direct by notice in writing to Payor), the principal sum of Five Hundred Thousand Twenty Five Dollars ($500,025), or such lesser amount as is then currently outstanding, plus interest on the unpaid principal amount at the rate of nine percent (9%) per annum (the "Note Rate"). Such principal amount, together with accrued interest, shall be due and payable on the Maturity Date, unless converted prior to the Maturity Date in which case only the interest shall be payable as set forth in
Section 3.1.

1.       LOAN, INTEREST RATE AND PAYMENT PROVISIONS; SUBORDINATION; SECURITY
         AGREEMENT.

         1.1 The principal amount of this Note outstanding from time to time shall bear interest from the date hereof through the Maturity Date (as hereinafter defined), at the Note Rate. Interest on this Note shall be computed on the basis of a 365/366-day year and actual days elapsed. All unpaid interest and principal on this Note shall be paid in full on the Maturity Date, unless converted prior to the Maturity Date in which case only the interest shall be payable as set forth in Section 3.1.

         1.2 All payments made by the Payor on this Note shall be applied first to the payment of accrued, but unpaid interest on this Note and then to the reduction of the unpaid principal balance of this Note.

         1.3 Unless previously converted pursuant to Section 3.1 herein, if payment of the principal amount of this Note, together with accrued unpaid interest thereon at the Note Rate, is not paid on the Maturity Date, then interest shall accrue on such unpaid amount at eighteen percent (18%) per annum from and after such date of default until the date upon which such unpaid amount is paid in full.

         1.4 In no event shall Payee be entitled to receive interest at an effective rate in excess of the maximum rate permitted by applicable law.

         1.5 In the event the date for the payment of any amount payable under this Note falls due on a Saturday, Sunday or public holiday under the laws of the State of Georgia, the time for payment of such amount shall be extended to the next succeeding business day and interest at the Note Rate shall continue to accrue on any principal amount so effected until the payment thereof on such extended due date.

         1.6 For purposes of this Note, the following terms shall have the following meanings:

                  1.6.1 "Conversion Event" means the Company's receipt of the approval of its shareholders for each of the transactions contemplated by that certain Convertible Note Purchase Agreement by and among the Company, Richard Brock and Payee dated of even date herewith;

                  1.6.2 "Note" means this Convertible Promissory Note and any Convertible Promissory Note issued in substitution or replacement therefor;

                  1.6.3 "Maturity Date" means the earlier to occur of (i) October 31, 2001 and (ii) the occurrence of the Conversion Event;

         1.7 Agreement to Subordinate. The Company agrees, and the holder hereof by accepting this Note agrees, that the indebtedness evidenced by this
Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all of the Company's obligations, now existing or hereinafter created, of any nature whatsoever, to Silicon Valley Bank, and that the subordination is for the benefit of Silicon Valley Bank. At the request of Silicon Valley Bank, the Company and such holder shall execute and deliver a subordination agreement to Silicon Valley Bank in form and substance reasonably required by Silicon Valley Bank.

         1.8 Subordination of Existing Debt. The Company agrees that the indebtedness evidenced by that certain promissory note dated February 12, 2001 in favor of Richard T. Brock is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of the Company's obligations, now existing or hereinafter created, of any nature whatsoever, to Payee, and that the subordination is for the benefit of Payee.

         1.9 Security Agreement. This Note is issued in connection with the execution, and entitled to the benefits, of that certain Security Agreement by and between the Company and Payee dated as of even date herewith (the "Security Agreement"), the terms and conditions of which are made a part hereof to the same extent and with the same effect as if fully set forth herein. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Security Agreement. This Note is secured by the Security Agreement and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

2. REPLACEMENT OF NOTE. In case this Note is mutilated, destroyed, lost or stolen, Payor shall, at its expense, execute and deliver a new Note, in exchange and substitution for this Note. In the case of destruction, loss or theft, Payee shall furnish to Payor indemnity reasonably satisfactory to Payor, and in any such case, and in the case of mutilation, Payee shall also furnish to Payor evidence to its reasonable satisfaction of the mutilation, destruction, loss or theft of this Note and of the ownership thereof. Any replacement Note so issued shall be in the same outstanding principal amount as this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been paid, dated the date of this Note.

3.       CONVERSION; NO PREPAYMENT.

         3.1 Automatic Conversion. If the Conversion Event occurs prior to October 31, 2001, then the principal amount of this Note shall be automatically converted into 6,667 shares of the Company's Series C Convertible Preferred Stock (the "Note Securities") and all accrued and unpaid interest thereon shall be paid in cash to the holder hereof within 5 business days of the occurrence of the Conversion Event. As soon as practicable following (i) the occurrence of the Conversion Event and (ii) the Company's receipt of this Note from Payee, the Company will issue a certificate to Payee evidencing the Note Securities.

         3.2 No Prepayment. The principal amount of this Note may not be prepaid.

4. EVENTS OF DEFAULT. If any of the following events (each an "Event of Default") shall occur:

         4.1 Payor shall fail to pay on the due date therefor, the principal of, and interest on, or any other amount payable under, this Note, and such failure shall continue uncured for a period of five (5) days, or

         4.2 Payor shall default in the due observance or performance of any covenant, condition or agreement on the part of Payor to be observed or performed pursuant to the terms of this Note or the Convertible Note Purchase Agreement and such default shall continue uncured for a period of fifteen (15) days after notice thereof shall have been given to Payor by Payee; or

         4.3 Any representation or warranty of Payor in the Convertible Note Purchase Agreement is false and remains uncured for a period of fifteen
(15) days after notice thereof shall have been given to Payor by Payee; or

         4.4 Payor shall commit any material breach of the terms of this Note or the Convertible Note Purchase Agreement and remains uncured for a period of fifteen (15) days after notice thereof shall have been given to Payor by Payee; or

         4.5 The dissolution of Payor or any vote in favor thereof by the board of directors and shareholders of Payor, as the case may be; or

         4.6 Payor shall become insolvent or make an assignment for the benefit of creditors, or file with a court of competent jurisdiction an application for appointment of a receiver or similar official with respect to it or any substantial part of its assets or there shall be filed by Payor a petition seeking relief under any provision of the Federal Bankruptcy Code or any other federal or state statute now or hereafter in effect affording relief to debtors, or there shall be filed against Payor any such application or petition, which application or petition is not dismissed or withdrawn within 120 days from the date of filing thereof; or

         4.7 Payor shall admit in writing its inability to pay its debts as they mature;

then, upon the occurrence of any such Event of Default and at any time thereafter, Payee shall have the right to declare the principal of, accrued unpaid interest on, and all other amounts payable under this Note to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable to Payee, without presentment, demand, protest or other notice of any kind, including, but not limited to, all rights of notice and a hearing prior to the holder hereof taking possession or control of, or the holder hereof's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing the holder hereof to exercise any of its remedies, all of which are hereby expressly waived; provided, however, in case of the occurrence of an Event of Default under
Section 4.5, 4.6 or 4.7, such amounts shall become immediately due and payable without any such declaration by Payee.

5. SUITS FOR ENFORCEMENT AND REMEDIES. If any one or more Events of Default shall occur and be continuing, the Payee may proceed to (i) protect and enforce Payee's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Note or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Note or in any agreement or document referred to herein, (ii) enforce the payment of this Note, or (iii) enforce any other legal or equitable right of the holder of this Note. No right or remedy herein or in any other agreement or instrument conferred upon the holder of this Note is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

6. SECURITIES REPRESENTATIONS. By acceptance of this Note each holder hereof represents and warrants without duplication that:

                  (A)      such holder has been advised that:

                           (1)      the offer and sale of this Note is intended
to be a transaction by an issuer not involving any public offering and thereby exempt from registration under the Securities Act by virtue of Section 4(2) thereof and Regulation D promulgated thereunder;

                           (2)      neither this Note nor any Note Securities
may be transferred without (i) registration under the Securities Act or a valid exemption there from and from any applicable state securities laws and (ii) compliance with the restrictions contained in this Agreement; and

                           (3)      there is no established market for this Note
or the Note Securities and no assurance has been provided that any public market will develop.

                  (B) Such holder acknowledges that such holder has been advised that if such holder proposes to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Note Securities (other than pursuant to an effective registration statement under the Securities Act) such holder must deliver to the Payor a written opinion of counsel, reasonably satisfactory in form and substance to the Payor, that an exemption from the registration requirements of the Securities Act is available.

                  (C) Such holder represents and warrants to the Company that such holder:

                           (1)      has such knowledge and experience in
financial and business matters, including investments of the type represented by this Note and the Note Securities, as to be capable of evaluating the merits of investment in the Payor and can bear the economic risk of an investment in the Note Securities;

                           (2)      has not been furnished with or relied upon
any oral representation, warranty or information in connection with the offering of this Note or the Note Securities;

                           (3)      is an "Accredited Investor" as such term is
defined in Rule 501 of the Rules; and

                           (4)      is acquiring this Note and any Note
Securities for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law, without prejudice, however, to such holder's right at all times to sell or otherwise dispose of all or any part of the Note Securities pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws.

7.       UNCONDITIONAL OBLIGATION; FEES, WAIVERS, ETC.

         7.1 The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

         7.2 If Payee shall seek to enforce the collection of any amount of principal of and/or interest on this Note, there shall be immediately due and payable from Payor, in addition to the then unpaid principal of, and accrued unpaid interest on, this Note, all costs and expenses incurred by Payee in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements.

         7.3 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

         7.4 Any term, covenant, agreement or condition of this Note may, with the consent of the Payor and Payee, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively).

         7.5 Payor hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times which Payee had or is existing as security for any amount called for hereunder, except as specifically provided herein.

8. RESTRICTION ON TRANSFER. Neither this Note nor the Note Securities, have been registered under the securities laws of the United States of America or any state thereof. This Note has been acquired for investment, accordingly, no interest in this Note, nor the Note Securities, may be offered for sale, sold or transferred in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel of Payee reasonably satisfactory to Payor that such registration and qualification are not required.

9.       MISCELLANEOUS.

         9.1 The headings of the various paragraphs of this Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

         9.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or three days after being sent by registered or certified mail, return receipt requested, postage prepaid, or one day after being sent by overnight courier, to the address of the intended recipient set forth in the first paragraph of this Note or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.

         9.3 This Note and the obligations of Payor and the rights of Payee shall be governed by and construed in accordance with the internal substantive laws of the State of Georgia without giving effect to the choice of laws rules thereof.


This Note shall bind the Company and its successors and assigns.

                                            FIRSTWAVE TECHNOLOGIES, INC.
                                            a Georgia corporation


                                    By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                                                       EXHIBIT C


                           CERTIFICATE OF DESIGNATION

                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.,

                    A GEORGIA CORPORATION (THE "CORPORATION")

            ---------------------------------------------------------

         26,667 shares of the Corporation's Preferred Stock, no par value per share, designated as "Series C Convertible Preferred Stock" ("Series C Preferred Stock"), are authorized for issuance with the voting powers, preferences and other special rights, qualifications, limitations and restrictions thereof set forth below:

         1. Dividends. Each holder of shares of Series C Preferred Stock shall be entitled to receive, with respect to each share of Series C Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of nine percent (9%) per annum calculated on the original issue price of $75.00 per share (the "Original Issue Price") (such amount to be appropriately adjusted from time to time for any stock splits, dividend, combinations or the like with respect to such shares). Dividends on Series C Preferred Stock shall be paid monthly on the final business day of each month (commencing November 30, 2001) to holders of record as of such date, shall accrue on each share beginning on the date of issuance, and shall be cumulative. Dividends payable on the Series C Preferred Stock shall be paid in cash. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series C Preferred Stock as long as any accrued dividends on the Series C Preferred Stock remain unpaid.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock shall be entitled, prior to and in preference of any distribution or payment made upon the Common Stock, Series A Preferred Stock and Series B Preferred Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series C Preferred Stock, to be paid an amount equal to $75 (seventy-five dollars) per share of Series C Preferred Stock (such amount to be appropriately adjusted from time to time for any stock splits, dividend, combinations or the like with respect to such shares), plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series C Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series C Preferred Stock are insufficient to permit payment to the holders of Series C Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series C Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series C Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation.

         3.       Conversion.

                           3.1 Right to Convert. Subject to the terms and conditions of this Section 3, the holder of any share or shares of Series C Preferred Stock shall have the right, at such holder's option at any time to convert all or any part of such shares of Series C Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the last full business day preceding the date fixed for payment of the Liquidation Payments) into such number of fully paid and nonassessable whole shares of Common Stock at a price determined by dividing the Original Issue Price by the Conversion Price in effect at the time of the conversion (the "Conversion Rate"). The "Conversion Price" shall initially be equal to $__________________ [THE LESSER OF (I) $0.75 OR (II) THE PRODUCT OF (X) 0.75 MULTIPLIED BY (Y) THE AVERAGE CLOSING PRICE OF COMMON STOCK AS REPORTED BY THE NASDAQ STOCK MARKET, INC. (OR IF NOT LISTED ON THE NASDAQ NATIONAL MARKET ON SUCH OTHER PRINCIPAL SECURITIES MARKET OR AUTOMATED QUOTATION SYSTEM ON WHICH THE COMPANY'S COMMON STOCK IS THEN TRADED OR LISTED) FOR THE TWENTY (20) CONSECUTIVE TRADING DAYS ENDING ON THE DATE ON WHICH THE CORPORATION'S SHAREHOLDERS APPROVED THE ISSUANCE OF THE SERIES C PREFERRED STOCK] and shall be subject to adjustment as provided herein; provided, however, the Conversion Price shall not initially be less than $0.50. Such right of conversion may be exercised by the holder thereof by giving written notice to the Corporation that the holder elects to convert a stated number of shares of Series C Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series C Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock are to be issued.

                           3.2      Adjustments to Conversion Price.

                           (a)      Adjustment for Combinations or
                  Consolidations of Common Stock. In the event the Corporation at any time or from time to time after the effective date of a written agreement by the Corporation for the initial sale of Series C Preferred Stock (hereinafter referred to as the "Original Issue Date") effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding Series C Preferred Stock, then and in each such event the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

                           (b) Adjustment for Dividends, Distributions and Common Stock Equivalents. In the event the Corporation at any time after the Original Issue Date takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in additional shares of Common Stock or in other securities or rights (herein referred to as "Common Stock Equivalents") convertible into or exchangeable for, or otherwise entitling the holder thereof to receive, additional shares of Common Stock without payment of any consideration by such holder for such Common Stock, the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable in payment of such dividends or distribution, or on conversion of or in exchange for or exercise of such Common Stock Equivalents, shall be deemed to have been issued and to be outstanding as of such record date (or if there is no record date, then as of the date of issuance of the additional shares of Common Stock), and the number of additional shares of Common Stock into which the Series C Preferred Stock may be converted shall be increased in proportion to the increase of the number of outstanding shares of Common Stock resulting therefrom by multiplying the Conversion Price by a fraction,

                                    (i)      the numerator of which shall be the
                           total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                    (ii)     the denominator of which shall be
                           the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents;

                  provided, however, (A) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Subparagraph 3.2(b) as of the time of actual payment of such dividends or distributions; (B) if such Common Stock Equivalents provide, with the passage of time or otherwise, for any decrease in the number of shares of Common Stock issuable upon conversion or exercise thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustment based thereon, the Conversion Price shall, upon any such decrease becoming effective, be recomputed to reflect such decrease insofar as it affects the rights of conversion or exercise of the Common Stock Equivalents then outstanding; (C) upon the expiration of any rights of conversion or exercise under any unexercised Common Stock Equivalents, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent computation based thereon, shall, upon such expiration, be recomputed as if the only additional shares of Common Stock issued were the shares of stock, if any, actually issued upon the conversion or exercise of such Common Stock Equivalents; and (D) in the case of Common Stock Equivalents which expire by their terms not more than sixty (60) days after the date of issuance thereof, no adjustment in the Conversion Price shall be made until the expiration or exercise of all such Common Stock Equivalents, whereupon such adjustment shall be made in the manner provided in Clause (C) above.

                           (c) Adjustment of Conversion Rate for Diluting Issues. Except as otherwise provided in this Subparagraph 3.2(c), if at any time after the Original Issue Date the Corporation sells or issues any Common Stock or Common Stock Equivalents at a per share consideration (as defined below) less than the Conversion Price for the Series C Preferred Stock then in effect, then the Conversion Price then in effect shall be adjusted as provided in this Subparagraph 3.2(c). For the purposes of the foregoing, the "per share consideration" with respect to the sale or issuance of Common Stock shall be the price per share received by the Corporation, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are convertible into or exchangeable for Common Stock without further consideration, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents. With respect to the issuance of other Common Stock Equivalents, the per share consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Corporation upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration receivable by the Corporation upon the conversion or exercise of such Common Stock Equivalents. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a per share consideration of $0.01. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the amount of consideration shall be determined by the Board of Directors of the Corporation.

                                    As used herein, "Additional Shares of Common
                  Stock" shall mean either shares of Common Stock issued subsequent to the Original Issue Date or, with respect to the issuance of Common Stock Equivalents, the maximum number of shares of Common Stock issuable in exchange for, upon conversion of, or upon exercise of such Common Stock Equivalents.

                                    (i)      Upon each issuance of Additional
                           Shares of Common Stock for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Price of the Series C Preferred Stock in effect on such date will be adjusted by multiplying it by a fraction:

                                             (x)      the numerator of which
                           shall be equal to the number of shares of Common Stock actually outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and

                                             (y)      the denominator of which
                           shall be equal to the number of shares of Common Stock actually outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

                                    (ii)     Upon each issuance of Common Stock
                           Equivalents, exchangeable without further consideration into Common Stock, for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Price of the Series C Preferred Stock in effect on such date will be adjusted as in Subparagraph 3.2(c)(i) immediately above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Corporation for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                                    (iii)    Upon each issuance of Common Stock
                           Equivalents other than those described in Subparagraph 3.2(c)(ii) immediately above, for a per share consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Price of the Series C Preferred Stock in effect on such date will be adjusted as in Subparagraph 3.2(c)(i) immediately above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and that are receivable by the Corporation on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

                                    (iv)     Once any Additional Shares of
                           Common Stock have been treated as having been issued for the purpose of this Subparagraph 3.2(c), they shall be treated as issued and outstanding shares of Common Stock whenever any subsequent calculations must be made pursuant hereto; provided that on the expiration of any options, warrants or rights to purchase Additional Shares of Common Stock, the termination of any rights to convert or exchange for Additional Shares of Common Stock, or the expiration of any options or rights related to such convertible or exchangeable securities on account of which an adjustment in the Conversion Price has been made previously pursuant to this Subparagraph 3.2(c), the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                                    (v)      The foregoing notwithstanding, no
                           adjustment of the Conversion Price shall be made as a result of the issuance of:

                                             --       shares of Common Stock
                           issuable to employees, officers, outside directors and consultants upon the exercise of options to purchase shares of Common Stock granted by the Corporation pursuant to a stock option plan, stock purchase plan or other similar plan adopted by the Board of Directors of the Corporation;

                                             --       any shares of Common Stock
                           issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock;

                                             --       any shares of Common Stock
                           issued or issuable upon the exercise or conversion of any rights, options, warrants or other securities convertible into Common Stock outstanding as of the date of hereof;

                                             --       any shares of Common Stock
                           issuable upon the exercise of that certain warrant to purchase up to 125,006 shares of Common Stock to be issued to Mercury Fund II, Ltd.;

                                             --       up to 10,000 shares of
                           Series C Preferred Stock (and Common Stock issued in conversion thereof) issued upon conversion of not more than $750,000 of principal amount of outstanding indebtedness of the Corporation;

                                             --       up to 10,000 additional
                           shares of Series C Preferred Stock (and Common Stock issued upon conversion thereof) issued for cash for a purchase price of not less than $75.00 per share;

                                             --       any shares of Common Stock
                           pursuant to the exchange, conversion, or exercise of any Common Stock Equivalents which have previously been incorporated into computations hereunder on the date when such Common Stock Equivalents were issued; or

                                             --       any shares of Common Stock
                           upon the conversion of any of the Series A Preferred Stock, Series B Preferred Stock, or Series C Preferred Stock.

                           (d) Minimum Adjustment. No adjustment in the Conversion Price need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Conversion Price.

                           3.3 Issuance of Certificates; Time Conversion Effected. Within five (5) business days after the receipt by the Corporation of the written notice referred to in Subsection 3.1 and the certificate or certificates for the share or shares of the Series C Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which the Corporation receives such written notice and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Preferred Stock shall cease (with respect to the shares of Series C Preferred Stock), and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           3.4      Fractional Shares; Dividends; Partial
         Conversion.

                           (a) No fractional shares shall be issued upon conversion of the Series C Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Series C Preferred Stock so converted or the Common Stock issued upon such conversion. In case the number of shares of Series C Preferred Stock represented by the certificate or certificates surrendered pursuant to Subsection 3.1 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series C Preferred Stock, represented by the certificate or certificates surrendered which are not to be converted.

                           (b) Upon conversion of any shares of Series C Preferred Stock, the holder of the shares of Series C Preferred Stock so converted shall be entitled to receive any dividends accrued but unpaid with respect to such shares of Series C Preferred Stock. No payment or adjustment shall be made on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

                           3.5      Other Notices. If at any time:

                           (a) the Corporation declares any dividend upon its Common Stock payable in cash or stock or makes any other distribution to the holders of the Common Stock;

                           (b) the Corporation offers for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (c) there is any reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

                           (d)      there is a voluntary or involuntary
                  dissolution, liquidation or winding up of the Corporation;

then the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series C Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 15 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                           3.6      Stock to be Reserved. The Corporation must
at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock of the Corporation may be listed. If at any time the number of authorized but unissued shares of Common Stock are insufficient to effect the conversion of all of the then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate actions as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                           3.7      No Reissuance of Series C Preferred Stock.
Shares of Series C Preferred Stock that are converted into shares of Common Stock as provided herein shall not be reissued.

                           3.8      Issue Tax. The issuance of certificates for
shares of Common Stock upon conversion of the Series C Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock which is being converted.

                           3.9      Closing of Books. The Corporation will at no
time close its transfer books against the transfer of any Series C Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series C Preferred Stock in any manner which interferes with the timely conversion of such Series C Preferred Stock.

                           3.10     Definition of Common Stock. As used in this
Section 3, the term "Common Stock" means and includes the Corporation's authorized Common Stock as constituted on the date of filing of this Certificate of Designation and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series C Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation.

         4. Voting. Except as otherwise provided by law and herein, the holders of Series C Preferred Stock shall vote together with the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock on all matters to be voted on by the shareholders of the Corporation except as hereinafter provided or as required by law, and each holder of Series C Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series C Preferred Stock held by such holder on the record date for the determination of shareholders entitled to vote.

         5. Restrictions. At any time when at least 50% of the originally issued shares of Series C Preferred Stock are outstanding, and in addition to any other vote of shareholders required by law or by the Corporation's Articles of Incorporation, the prior consent of the holders of 66% of the outstanding Series C Preferred Stock, given in person or by proxy, either in writing evidenced by a written consent of such requisite holders, or at an annual meeting or at a special meeting called for that purpose, at which meeting the holders of the shares of such Series C Preferred Stock shall vote together as a class on such matters, is required for:

                           (a) any amendment or change to the Company's Articles of Incorporation or Bylaws that adversely affects the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock;

                           (b) any action that authorizes, creates or issues shares of any class of stock having preferences superior to or on a parity with the Series C Preferred Stock with respect to dividends or liquidation preferences;

                           (c) any action that reclassifies any outstanding shares into shares having preferences or priority as to dividends or assets senior to or on a parity with the preference of the Series C Preferred Stock; or

                           (d)      the liquidation or dissolution of the
                  Company.

         6.       Redemption.

                           6.1 Call for Redemption. So long as dividends for all past dividend periods shall have been paid on all outstanding shares of Series C Preferred Stock prior to any notice of redemption being given and the full dividends thereon for the then current dividend period shall have been paid or declared and amounts sufficient for the payment thereof set aside, commencing July 18, 2004 and at any time thereafter the Corporation, at the option of the Board of Directors, may redeem in whole or in part the shares of Series C Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at a redemption price of $75 per share (as appropriately adjusted from time to time in respect to stock dividends, splits, combination and the like with respect to such shares). In case of any redemption of only a part of the shares of Series C Preferred Stock at the time outstanding, the redemption shall be pro rata.

                           6.2 Notice. Notice of redemption of shares of Series C Preferred Stock shall be mailed by certified mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock.

                           6.3 Procedure. If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, or, at the option of the Corporation, deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, on and after such redemption date, all shares so called for redemption, not theretofore converted and outstanding on the redemption date, shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of Georgia, shall be doing business in Georgia, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment thereof. Any funds so deposited or set aside by the Corporation which shall not be required for such redemption because of the exercise of any right of conversion pursuant to Section 3 hereof, which right of conversion may be exercised at any time prior to the date fixed for redemption, shall be released or repaid to the Corporation forthwith.

         7. Ranking of Series C Preferred Stock in Relation to Other Stock. The Series C Preferred Stock shall be deemed to rank prior to the shares of Series A Preferred Stock, prior to the shares of Series B Preferred Stock, prior to the shares of Common Stock, and prior to any shares of Preferred Stock of any other series authorized, designated, or issued after this date, except as shall be set forth and provided in the resolution or resolutions of the Board of Directors providing for the authorization, designation or issuance of shares of any other series of the Preferred Stock which may not be on parity with or senior to the Series C Preferred Stock without the approval of holders of at least 66% of the outstanding shares of Series C Preferred Stock as provided in
Section 5 hereof.

                                                                       EXHIBIT D


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of July 18, 2001 between MERCURY FUND II, LTD., a Texas limited partnership ("Lender") and FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation ("Borrower"). The parties agree as follows:

         1.       ACCOUNTING AND OTHER TERMS

                  Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13.

         2.       LOAN AND TERMS OF PAYMENT

                  Lender has contemporaneously herewith extended a loan to Borrower in the original principal amount of $500,025 (the "Loan"), which is evidenced by that certain Secured Convertible Subordinated Promissory Note of Borrower dated of even date herewith (the "Note"). The terms and conditions of the Loan are contained in the Note, a form of which is attached hereto as Exhibit A and the Convertible Note Purchase Agreement dated of even date herewith (the "Convertible Note Purchase Agreement"), a form of which is attached hereto as Exhibit B.

         3.       CREATION OF SECURITY INTEREST

                  To secure the full and prompt payment of the Obligations as well as to secure the full and prompt performance of each of Borrower's duties and agreements under the Note, and also regardless of whether such Obligations are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, Borrower shall contemporaneously herewith, execute and deliver to the Lender, in form and substance satisfactory to the Lender, such instruments (including, but not by way of limitation, security agreement(s) pursuant to the Uniform Commercial Code of the State of Georgia and financing statement(s) pursuant to the Uniform Commercial Code of the State of Georgia), documents, certificates, agreements, letters, representations and other writings which may be necessary or desirable, in the opinion of the Lender, to provide the Lender satisfactory security for such Obligations. Except for Permitted Liens, the security interest granted hereby will be and remain a first priority security interest in the Collateral, which is listed on Exhibit A attached hereto. If this Agreement is terminated, Lender's lien and security interest in the Collateral will continue until Borrower fully satisfies all of the Obligations.

         4.       AFFIRMATIVE COVENANTS

                  Borrower will do all of the following:

                  4.1 GOVERNMENT COMPLIANCE. Borrower will maintain its corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would have a material adverse effect on Borrower's business or operations. Borrower will comply with all laws, ordinances and regulations to which it is subject, noncompliance with which would have a material adverse effect on Borrower's business or operations;

                  4.2 TAXES. Borrower will make timely payment of all material federal, state, and local taxes or assessments and will deliver to Lender, on demand, appropriate certificates attesting to the payment; and

                  4.3 FURTHER ASSURANCES. Borrower will execute any further instruments and take further action as Lender requests to perfect or continue Lender's security interest in the Collateral or to effect the purposes of this Agreement.

         5.       EVENTS OF DEFAULT

                  Any one of the following is an Event of Default:

                  5.1 Borrower shall fail to pay on the due date therefore, the principal of, and interest on, or any other amount payable under, the Note, and such failure shall continue uncured for a period of five (5) business days, or

                  5.2 Borrower shall default in the due observance or performance of any covenant, condition or agreement on the part of Borrower to be observed or performed pursuant to the terms of the Note or the Convertible Note Purchase Agreement and such default shall continue uncured for a period of fifteen (15) days after notice thereof shall have been given to Borrower by Lender; or

                  5.3 Any representation or warranty of Borrower in the Convertible Note Purchase Agreement is false in a material respect and remains uncured for a period of fifteen (15) days after notice thereof shall have been given to Borrower by Lender; or

                  5.4 Borrower shall commit any material breach of the terms of the Convertible Note Purchase Agreement; or

                  5.5 The dissolution of Borrower or any vote in favor thereof by the board of directors and shareholders of Borrower, as the case may be; or

                  5.6 Borrower shall become insolvent or make an assignment for the benefit of creditors, or file with a court of competent jurisdiction an application for appointment of a receiver or similar official with respect to it or any substantial part of its assets or there shall be filed by Borrower a petition seeking relief under any provision of the Federal Bankruptcy Code or any other federal or state statute now or hereafter in effect affording relief to debtors, or there shall be filed against Borrower any such application or petition, which application or petition is not dismissed or withdrawn within 120 days from the date of filing thereof; or

                  5.7      Borrower is unable to pay its debts as they come due.

         6.       LENDER'S RIGHTS AND REMEDIES

                  6.1 RIGHTS AND REMEDIES. When an Event of Default occurs and continues Lender may, without notice or demand, do any or all of the following:

                  (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 5.5, 5.6 or 5.7 occurs all Obligations are immediately due and payable without any action by Lender);

                  (b) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Lender considers advisable;

                  (c) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Lender requests and make it available as Lender designates. Lender may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender's rights or remedies;

                  (d) Apply to the Obligations any amount held by Lender owing to or for the credit or the account of Borrower;

                  (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral in accordance with the law; and

                  (f)      Dispose of the Collateral according to the Code.

                  6.2 POWER OF ATTORNEY. When an Event of Default occurs and continues, Borrower irrevocably appoints Lender as its lawful attorney to:
(i) endorse Borrower's name on any checks or other forms of payment or security;
(ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Lender determines reasonable; and (v) transfer the Collateral into the name of Lender or a third party as the Code permits. Lender may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Lender's appointment as Borrower's attorney in fact, and all of Lender's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed.

                  6.3 ACCOUNTS COLLECTION. When an Event of Default occurs and continues, Lender may notify any Person owing Lender money of Lender's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Lender and, if requested by Lender, immediately deliver the payments to Lender in the form received from the account debtor, with proper endorsements for deposit.

                  6.4 LENDER'S LIABILITY FOR COLLATERAL. Lender is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

                  6.5 REMEDIES CUMULATIVE. Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Lender has all rights and remedies provided under the Code, by law, or in equity. Lender's exercise of one right or remedy is not an election, and Lender's waiver of any Event of Default is not a continuing waiver. Lender's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Lender and then is only effective for the specific instance and purpose for which it was given.

                  6.6 DEMAND WAIVER. Except as may be expressly required in this Agreement, Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Lender on which Borrower is liable.

         7.       NOTICES

                  All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, at the addresses listed below:


                  Borrower:                                             Lender:
                  --------                                              ------
                  Firstwave Technologies, Inc.                          Mercury Fund II, Ltd.
                  2859 Paces Ferry Road                                 c/o Mercury Ventures Ltd.
                  Suite 1000                                            2707 Hibernia
                  Atlanta, Georgia  30339                               Dallas, Texas  75204
                  Attn:  Richard Brock                                  Attn:  Dan Goodwin

                  with a copy which shall not constitute notice to:

                  For Borrower:                                         For Lender:

                  Kilpatrick Stockton LLP                               Winstead Sechrest & Minick P.C.
                  1100 Peachtree Street                                 1201 Elm Street
                  Suite 2800                                            5400 Renaissance Tower
                  Atlanta, Georgia  30309-4530                          Dallas, Texas 75270
                  Attn:  W. Benjamin Barkley, Esq.                      Attn:  Ted S. Schweinfurth, Esq.

                  A party to this Agreement may change its notice address by giving the other party written notice thereof.

         8.       CHOICE OF LAW

Georgia law governs the Loan Documents without regard to principles of conflicts of law.

         9.       GENERAL PROVISIONS

                  9.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Lender's prior written consent which may be granted or withheld in Lender's discretion. Lender has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Lender's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

                  9.2 INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Lender and its officers, employees and agents against all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents, except for losses caused by Lender's gross negligence or willful misconduct.

                  9.3 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

                  9.4 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

                  9.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing signed by both Lender and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

                  9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, are one Agreement.

                  9.7 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding.

                  9.8 ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Borrower and Lender arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

                  9.9 TERMINATION. This Agreement and the Security Interest granted hereby shall terminate upon the first to occur of (i) the payment in full of all Obligations, or (ii) the conversion of the entire amount of the Note into shares of Borrower's Series C Convertible Preferred Stock.

         10.      DEFINITIONS

                  10.1     DEFINITIONS.

                  "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                  "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

                  "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

                  "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which national banks are closed.

                  "CLOSING DATE" is the date of this Agreement.

                  "CODE" is the Georgia Uniform Commercial Code.

                  "COLLATERAL" is the property described on Exhibit A.

                  "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

                  "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

                  "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                  "GAAP" is generally accepted accounting principles.

                  "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

                  "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                  "INTELLECTUAL PROPERTY" is:

                  (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, variations and derivatives thereof, and all licenses or other rights to use and all license fees and royalties from the use;

                  (b) Any trade secrets and any rights to Intellectual Property Rights in computer software and computer software products now or later existing, created, acquired or held;

                  (c) All design rights which may be available to Borrower now or later created, acquired or held;

                  (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; and

                  (e) All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

                  "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

                  "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                  "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                  "LOAN DOCUMENTS" are, collectively, this Agreement, the Note and the Convertible Note Purchase Agreement, as each may be amended, extended or restated.

                  "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

                  "OBLIGATIONS" are debts, principal, interest, and other amounts Borrower owes Lender in connection with this Agreement, including interest accruing after Insolvency Proceedings begin.

                  "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

                  "PERMITTED LIENS" are:

                  (a) Liens existing on the Closing Date or arising under this Agreement or the Loan Documents;

                  (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on Borrower's Books;

                  (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

                  (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business; and

                  (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

                  "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

                  "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, and any Senior Vice President of Borrower.

                  "TRADEMARKS" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of the assignor connected with the trademarks.

                           (Signature page to follow)

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                 BORROWER:

                                 FIRSTWAVE TECHNOLOGIES, INC.



                                 By:
                                    ------------------------------------------
                                      Name:
                                           -----------------------------------
                                      Its:
                                          ------------------------------------


                                 LENDER:

                                 MERCURY FUND II, LTD.

                                 By:  Mercury Ventures, Ltd.,
                                      General Partner

                                      By:  Mercury Management LLC
                                           General Partner



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Its:
                                                  -----------------------------

                                    EXHIBIT A


                                  Form of Note

                                    EXHIBIT B


                   Form of Convertible Note Purchase Agreement

                                    EXHIBIT C


         This Security Agreement covers the following items of property of Borrower, including, without limitation, all proceeds of any insurance policies covering all or any part of such property:

                  (i) All goods, equipment, inventory, contract rights, general intangibles, accounts, documents, instruments, chattel paper, cash, deposit accounts, fixtures, letters of credit, investment property, and financial assets, whether now owned or hereafter acquired, wherever located; and

                  (ii) All of the general intangibles of Borrower (including, without limitation, all books and records, things in action, contractual rights, tax returns and refunds, goodwill (including all goodwill of Borrower's business symbolized by, and associated with, any and all trademarks, trade names, copyrights, and/or service marks, literary rights, rights to performance, copyrights, trademarks, and patents)), both now owned or hereinafter acquired, including any and all variations and derivatives thereof, and

                  (iii) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Proceeds and products of the collateral are also covered.

                                                                       EXHIBIT E

                          FIRSTWAVE TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the 18th day of July, 2001, by and among FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation (the "Company"), MERCURY FUND NO. 1, LTD., a Texas limited partnership ("Mercury I"), and MERCURY FUND II, LTD., a Texas limited partnership ("Mercury II" and collectively with Mercury I, the "Investors").

                                  WITNESSETH:

         WHEREAS, contemporaneously herewith Mercury II is advancing $500,025 to the Company that will be evidenced by a Secured Convertible Subordinated Promissory Note (the "Note");

         WHEREAS, the Note may be converted into a certain number of shares of the Company's proposed Series C Convertible Preferred Stock (the "Series C Stock");

         WHEREAS, the Series C Stock may be converted into a certain number of shares (the "Converted Shares") of the Company's common stock (the "Common Stock");

         WHEREAS, in connection with the issuance of the Note, the Company has agreed to issue a warrant to Mercury II to purchase up to 125,006 shares of Common Stock (the "Warrant Shares") upon the occurrence of certain events;

         WHEREAS, Mercury I previously purchased 500,000 shares of Common Stock (the "Mercury I Shares"); and

         WHEREAS, the Company wishes to grant the Investors certain registration rights in respect of the Converted Shares, the Warrant Shares and the Mercury I Shares, as set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                               REGISTRATION RIGHTS

         1.1      Registration Rights.

          THE COMPANY AGREES TO FILE NO LATER THAN THE EARLIER OF (I) 15 DAYS AFTER SHAREHOLDER APPROVAL OF THE ISSUANCE OF THE SERIES C STOCK TO MERCURY II AND (II) NOVEMBER 30, 2001 (THE "Target Filing Date"), ONE OR MORE "SHELF" REGISTRATION STATEMENTS WITH RESPECT TO ALL OF THE REGISTRABLE SECURITIES ON ANY APPROPRIATE FORM PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND/OR ANY SIMILAR RULE THAT MAY BE ADOPTED BY THE COMMISSION (THE "Shelf Registration"). THE COMPANY AGREES TO USE ITS COMMERCIALLY REASONABLE EFFORTS TO HAVE THE SHELF REGISTRATION DECLARED EFFECTIVE NO LATER THAN ONE HUNDRED TWENTY (120) DAYS AFTER THE TARGET FILING DATE AND TO KEEP THE SHELF REGISTRATION WITH RESPECT TO THE REGISTRABLE SECURITIES CONTINUOUSLY EFFECTIVE FOR A PERIOD OF THIRTY (30) MONTHS FOLLOWING THE DATE ON WHICH THE SHELF REGISTRATION IS DECLARED EFFECTIVE; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE EFFECTIVENESS OF THE SHELF REGISTRATION IS SUSPENDED, SUCH PERIOD SHALL BE EXTENDED BY THE AGGREGATE NUMBER OF DAYS OF EACH SUCH SUSPENSION PERIOD AND THE COMPANY SHALL PROVIDE EACH INVESTOR NOT LESS THAN TWENTY-FOUR (24) HOURS PRIOR NOTICE OF SUCH SUSPENSION, PROVIDED, FURTHER, THAT IF SUCH SUSPENSION IS BASED ON THE COMPANY'S ENGAGEMENT IN A PUBLIC OFFERING, THE COMPANY SHALL PROVIDE EACH INVESTOR NOT LESS THAN THIRTY (30) DAYS PRIOR NOTICE OF SUCH SUSPENSION; AND PROVIDED, FURTHER, THAT THE EFFECTIVENESS OF THE SHELF REGISTRATION MAY BE TERMINATED EARLIER WITH RESPECT TO ANY REGISTRABLE SECURITIES IN ACCORDANCE WITH THE TERMS HEREOF AND PROVIDED, FURTHER, THAT THE EFFECTIVENESS OF THE SHELF REGISTRATION MAY BE SUSPENDED IF THE MANAGING UNDERWRITER OF A PUBLIC OFFERING BY THE COMPANY, IF ANY, SHALL BE OF THE OPINION, WHICH SHALL BE COMMITTED IN WRITING, THAT THE SHELF REGISTRATION WILL INTERFERE WITH THE SUCCESSFUL MARKETING OF SUCH PUBLIC OFFERING OF THE COMPANY'S SECURITIES. THE COMPANY FURTHER AGREES, IF NECESSARY, TO SUPPLEMENT OR AMEND ANY SHELF REGISTRATION, AS REQUIRED BY THE REGISTRATION FORM UTILIZED BY THE COMPANY OR BY THE INSTRUCTIONS APPLICABLE TO SUCH REGISTRATION FORM OR BY THE SECURITIES ACT OR THE RULES AND REGULATIONS THEREUNDER AND THE COMPANY AGREES TO FURNISH TO THE INVESTORS COPIES OF ANY SUCH SUPPLEMENT OR AMENDMENT PRIOR TO ITS BEING USED AND/OR FILED WITH THE COMMISSION.

          AS USED IN THIS AGREEMENT "REGISTRABLE SECURITIES" AS OF ANY PARTICULAR TIME SHALL MEAN, TO THE EXTENT THE SAME HAVE NOT BEEN SOLD TO THE PUBLIC, (I) THE CONVERTED SHARES; (II) THE WARRANT SHARES, (III) THE MERCURY I SHARES OR (IV) STOCK ISSUED IN RESPECT OF STOCK REFERRED TO IN CLAUSES (I) THROUGH (III) ABOVE IN ANY REORGANIZATION; OR (V) STOCK ISSUED IN RESPECT OF THE STOCK REFERRED TO IN CLAUSES (I) THROUGH (III) AS A RESULT OF A STOCK SPLIT, STOCK DIVIDEND, RECAPITALIZATION OR COMBINATION; PROVIDED, HOWEVER, THAT NO SHARES SHALL BE INCLUDED IN ANY REGISTRATION UNDER THIS AGREEMENT UNLESS

SUCH SHARES SHALL HAVE BEEN FIRST CONVERTED TO COMMON STOCK, PROVIDED FURTHER THAT SUCH SHARES SHALL CEASE TO BE REGISTRABLE SECURITIES AT SUCH TIME AS THEY ARE SOLD BY A PERSON IN A TRANSACTION IN WHICH HIS RIGHTS UNDER THIS AGREEMENT ARE NOT PROPERLY ASSIGNED; PROVIDED FURTHER THAT SUCH SHARES SHALL CEASE TO BE REGISTRABLE SECURITIES WHEN SUCH SHARES BECOME ELIGIBLE FOR SALE PURSUANT TO RULE 144(K).

                  (b) Incidental Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public for its own account (except with respect to registration statements on Form S-8 or S-4 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to each of the Investors of its intention to do so. Upon the written request of the Investors, given within ten (10) days after receipt of any such notice, to register any of Investor's Registrable Securities (which request must state the intended method of disposition thereof), the Company will use its commercially reasonable efforts (as set forth in Section 1.1(c)) to cause the Registrable Securities as to which registration has been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Investors (in accordance with its written request) of such Registrable Securities so registered; provided, however, that the Company is not required to include Registrable Securities in the securities to be registered pursuant to a registration statement on Form SB-1 (or any other form which limits the amount of securities which may be registered by the issuer and/or selling security holders) if, and to the extent, that such inclusion would make the use of such form unavailable, so long as no other shares are to be included in the securities to be registered pursuant to the registration statement for the account of any person other than the Company. If any registration pursuant to this Section 1.1 is, in whole or in part, an underwritten public offering of Common Stock, any request by an Investor pursuant to this Section 1.1 to register Registrable Securities must specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. Notwithstanding anything to the contrary contained in this Section 1.1, if there is a firm commitment underwritten offering of securities of the Company pursuant to a registration statement covering Registrable Securities and an Investor does not elect to sell its Registrable Securities to the underwriters of securities in connection with such offering, the Investor will refrain from selling such Registrable Securities during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that the Investors, in any event, shall be entitled to sell its Registrable Securities commencing on the 180th day after the effective date of such registration statement.

                  (c) Registration Procedures and Expenses. If and whenever the Company is required by the provisions of Section 1.1(a) or (b) hereof to use its commercially reasonable efforts to effect the registration of any of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                  (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the Investors' intended method of disposition set forth in such registration statement for such period;

                  (iii) furnish to each Investor and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (iv) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Investors or, in the case of an underwritten public offering, the managing underwriter, may reasonably request;

                  (v) immediately notify each Investor and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (vi) use its commercially reasonable efforts (if the offering is underwritten) to furnish, at the request of an Investor, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (A) an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that such counsel does not believe that any such registration statement, prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and
(iii) to such other effects as may reasonably be requested by counsel for the underwriters, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the Company's financial statements included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter will additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request; and

                  (vii) make available for inspection by the Investors, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by an Investor or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by an Investor or such underwriter, attorney, accountant or agent in connection with such registration statement.

         The Company may delay or suspend the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to Section 1.1(a) if at the time of such request (A) the Company is engaged, or has fixed plans to engage within 90 days of the time of such request, in a public offering of Common Stock in which the Investors may include Registrable Shares pursuant Section 1.1(b) or (B) the Company shall furnish to each Investor a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement.

         For purposes of paragraphs (i) and (ii) above, the period of distribution of Registrable Securities in a firm commitment underwritten public offering is deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration is deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or three months after the effective date thereof.

         In connection with each registration hereunder, each Investor will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as may be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information is a condition to the rights afforded to Investor hereunder.

         If any registration statement is an underwritten public offering, the right of each Investor to registration pursuant to this Agreement shall be conditioned upon such Investor participating in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Investors and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including the Investors) would materially adversely effect such offering, the number of Registrable Securities to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Registrable Securities proposed to be sold by an Investor as compared to the number of shares proposed to be sold by all shareholders electing to participate therein (including any other Investor), prior to reducing in any way the amount of the Company's securities being sold for its own account. If an Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than 10 days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  The Company shall have the right to terminate or withdraw any registration initiated by it under Section 1.1(b) this Agreement prior to the effectiveness of such registration whether or not an Investor has elected to include securities in such registration.

                  (d) Expenses. All expenses incurred by the Company in complying with Section 1.1(a) or 1.1(b) hereof, including, without limitation, all registration and filing fees for shares being registered for sale by the Company, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and disbursements of counsel for the Company in connection with registration under state securities laws, fees of the Nasdaq Stock Market, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance (if any), shall be borne by the Company. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to pay any underwriting fees, discounts or selling commissions applicable to the sale of Registrable Securities.

                  (e) Changes in Common Stock. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby will continue with respect to the Registrable Securities as so changed.

                                    ARTICLE 2
                                 INDEMNIFICATION

                  2.1 Indemnification by Company. To the extent permitted by law, the Company will indemnify each Investor, each of their officers and directors and partners, and each person controlling Investor within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Investor, each of their officers and directors and partners, and each person controlling and Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by a holder of Registrable Securities, such controlling person or such underwriter specifically for use therein; provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on an Investor's failure to provide a prospective transferee with a current copy of the registration statement or prospectus and such registration statement or prospectus would have cured to the defect giving rise to such claim, loss, damage, liability or expense. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  2.2 Indemnification by Investors. To the extent permitted by law, each Investor will, if securities held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such Investor's failure to provide a prospective transferee with a current copy of the registration statement or prospectus and such registration statement or prospectus would have cured to the defect giving rise to such claim, loss, damage, liability or expense, or any violation by a holder of Registrable Securities of any rule or regulation promulgated under the Securities Act applicable to such Investor and relating to action or inaction required of such Investor in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the Investor's consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, each Investor's liability under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by the Investor, unless such liability arises out of or is based on willful conduct by the Investor. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  2.3 Indemnification Procedures. Notwithstanding the foregoing Sections 2.1 and 2.2, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                  2.4 Contribution. If the indemnification provided for in this Article 2 is unavailable to or insufficient to hold harmless the Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Article, no Selling Security Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 Notices. Any offer or notice made or given pursuant to this Agreement shall be deemed sufficiently made or given upon delivery in person addressed to the recipient thereof or upon the expiration of seven days after the date of posting, if mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties at the following addresses:

         To the Company:              Firstwave Technologies, Inc.
                                      Attn: President
                                      2859 Paces Ferry Road
                                      Suite 1000
                                      Atlanta, Georgia 30339

         With a copy which shall
         Not constitute notice to:    Kilpatrick Stockton LLP
                                      1100 Peachtree Street
                                      Atlanta, Georgia 30309
                                      Attn: W. Benjamin Barkley, Esq.

         To Investors:                Mercury Fund II, Ltd.
                                      c/o Mercury Ventures Ltd.
                                      Attn:  Dan Goodwin
                                      2707 Hibernia
                                      Dallas, Texas 75204

                                      Mercury Fund II, Ltd.
                                      c/o Mercury Ventures Ltd.
                                      Attn:  Dan Goodwin
                                      2707 Hibernia
                                      Dallas, Texas 75204

         With a copy which shall
         Not constitute notice to:    Winstead Sechrest & Minick P.C.
                                      1201 Elm Street
                                      5400 Renaissance Tower
                                      Dallas, Texas  75270
                                      Attn: Ted S. Schweinfurth, Esq.

Any party hereto may change its address for purposes of this Agreement by giving notice to the other parties at the address and in the manner provided above.

         3.2 Governing Law. This Agreement has been executed and delivered in the State of Georgia, and the validity and effect of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.

         3.3 Partial Invalidity. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any term of this Agreement shall be held to be illegal, invalid or unenforceable, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision that will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         3.4 Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         3.5. Amendment. This Agreement may, except as otherwise expressly provided herein, be modified or amended by an instrument in writing signed by or on behalf of the Company and the holders of a majority of the Registrable Securities as of that date.

         3.6 Further Documents and Actions. The parties shall take such further actions and execute and deliver such further documents as may be necessary or convenient from time to time to more effectively carry out the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.

         3.7 Headings. The headings as to the contents of particular sections of this Agreement are inserted only for convenience and shall not be construed as a part of this Agreement nor as a limitation on the scope of any of the terms or provisions of this Agreement.

         3.8 Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         3.10 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and any such agreements are hereby terminated. This Agreement contains the sole and entire agreement between the parties with respect to the matters covered hereby.


                           (Signature page to follow)

         IN WITNESS WHEREOF, the parties have executed or caused this Registration Rights Agreement to be executed under seal as of the day and year first above written.

                               FIRSTWAVE TECHNOLOGIES, INC.



[CORPORATE SEAL]
                               By:
                                      -----------------------------------------
                               Name:
                                      -----------------------------------------
                               Title:
                                      -----------------------------------------


                               MERCURY FUND I, LTD.

                               By:    Mercury Ventures, Ltd.,
                                      General Partner

                                      By:  Mercury Management LLC,
                                           General Partner

                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                               MERCURY FUND II, LTD.

                               By:    Mercury Ventures, Ltd.,
                                      General Partner

                                      By:  Mercury Management LLC,
                                           General Partner

                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                                                       EXHIBIT F

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE (THE "STATE ACTS"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND/OR THE STATE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND/OR THE STATE ACTS


                              COMMON STOCK WARRANT
                                       OF
                          FIRSTWAVE TECHNOLOGIES, INC.

                                  July 18, 2001


                           Void after November 1, 2004

     THIS CERTIFIES THAT, for value received, MERCURY FUND II, LTD., a Texas limited partnership (together with any permitted assigns, the "Warrantholder"), is entitled to purchase from FIRSTWAVE TECHNOLOGIES, INC., a Georgia corporation (the "COMPANY"), (i) if the Company does not receive shareholder approval for the transactions contemplated in that certain Convertible Note Purchase Agreement by and among the Company, Warrantholder and Richard T. Brock of even date herewith (the "AGREEMENT") on or before October 31, 2001, an amount equal to 125,006 shares of the Company's common stock, no par value per share (the "COMMON STOCK") at an exercise price, unless adjusted in accordance with the provisions hereof (the "EXERCISE PRICE") equal to $1.00 per share, or (ii) if the Company does receive shareholder approval for the transactions contemplated in the Agreement on or before October 31, 2001, and the initial Conversion Price (as defined in the Certificate of Designation for the Series C Preferred Stock) is less than the $0.50 per share minimum established therein but for such limitation (the "CONVERSION PRICE TRIGGERING EVENT"), an amount equal to 125,006 shares of Common Stock at an Exercise Price equal to the average closing price of the Common Stock as reported by the Nasdaq Stock Market, Inc. (or if not listed on the Nasdaq National Market on such other principal securities market or automated quotation system on which the Common Stock is then traded or listed) for the twenty (20) consecutive trading days ending on the date on which the Company's shareholders approve the issuance of the Series C Preferred Stock to the Warrantholder. Notwithstanding anything contained in this Warrant or the Agreement to the contrary, this Warrant shall be null and void and be of no legal force and effect whatsoever if a Conversion Price Triggering Event has not occurred.

         Upon delivery of this Warrant, together with payment of the applicable Exercise Price multiplied by the total number of shares of Common Stock thereby purchased (the "Aggregate Exercise Price"), at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The date at which the Company receives (i) this Warrant and (ii) payment for the shares of Common Stock, either by payment by check or wire transfer, shall be referred to herein as the "Exercise Date". All shares of Common Stock which may be issued upon the exercise of this Warrant ("Warrant Shares") shall, upon issuance, be fully paid, validly issued and non-assessable, free from all taxes, liens and charges.

         This Warrant is subject to the following terms and conditions:

         1.       Exercise of Warrant.

         1.1      Time of Exercise.

                  (a) This Warrant may be exercised in whole or in part commencing on the date hereof until November 1, 2004.

                  (b) The issuance of certificates for shares upon exercise of this Warrant shall be made without charge to the holder thereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of the shares.

                  (c) The Company shall not close its books against the transfer of this Warrant or of any shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                  (d) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of shares issuable upon the exercise of this Warrant.

         1.2 Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 1.1, the Warrantholder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                  (a) the surrender of the Warrant at the principal office of the Company; and

                  (b) the payment to the Company by wire transfer or check of the Aggregate Exercise Price for all shares of Common Stock purchased.

         1.3 Certificates for Shares. The Company shall, promptly after the Exercise Date, prepare a certificate for the shares of Common Stock purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). In case the Warrantholder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such shares and deliver such new warrant to the Warrantholder.

         1.4 Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Warrantholder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         2.       Certain Adjustments.

         2.1 Exercise Price; Adjustment of Number of Shares. The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

         2.2 Stock Splits, Stock Dividends and Reverse Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         3. Representations and Warranties of Warrantholder. Warrantholder hereby represents and warrants that:

         3.1 Purchase Entirely for Own Account. This Warrant and the Common Stock issuable upon exercise hereof (collectively, the "Securities") will be acquired for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. As of the date hereof, Warrantholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to any of the Securities. Warrantholder represents that it has full power and authority to enter into this Warrant.

         3.2 Investment Experience. Warrantholder acknowledges that it is able to protect its own economic interests, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the investment in this Warrant. Warrantholder also represents it has not been organized for the purpose of acquiring this Warrant.

         3.3 Accredited Investor. Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "Act").

         3.4 Restricted Securities. Warrantholder understands that the Securities are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Act such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Warrantholder represents that it is familiar with Rule 144 promulgated under the Act and understands the resale limitations imposed thereby and by the Act 3.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, Warrantholder further agrees not to make any disposition of all or any portion of the Securities unless and until:

                  (a) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (b)(i) such Warrantholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Warrantholder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

         4.       Miscellaneous.

         4.1 Successors and Assigns. Warrantholder may assign this Warrant in accordance with Section 3.5(b) above. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder hereof and of the Common Stock issued upon the exercise hereof.

         4.2 No Rights as Shareholder. No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

         4.3 No Fractional Shares. No fractional share shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay Warrantholder a sum in cash equal to the fair market value of such fraction on the date of exercise.

         4.4 Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like data and tenor.

         4.5 Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         4.6 Governing Law. This Warrant shall be governed by the internal laws of the State of Georgia, as applied to contracts between residents of Georgia and to be performed entirely within Georgia, without regard to the application of conflict of law rules.

         4.7 Agreement by Warrantholder. Receipt of this Warrant by the Warrantholder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         4.8 Amendment. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holder hereof.

         4.9. Stock Certificate Legends. Each certificate representing shares of Common Stock issued pursuant to this Warrant shall bear the following legends:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND

         UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, AND SUCH LAWS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                          FIRSTWAVE TECHNOLOGIES, INC.



                                          By:
                                             ----------------------------------
                                          Name:
                                                -------------------------------
                                          Its:

                                               --------------------------------

                                                                       EXHIBIT G

                              ARTICLES OF AMENDMENT

                                       OF

                          FIRSTWAVE TECHNOLOGIES, INC.



                                       1.

         The name of the corporation is Firstwave Technologies, Inc.

                                       2.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by amending and restating in their entirety Sections 1 and 2 of the designation of the Company's Series A Convertible Preferred Stock as follows:

         1. Dividends. Each holder of shares of Series A Preferred Stock shall be entitled to receive, with respect to each share of Series A Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9 per annum. For all periods prior to December 31, 2001, dividends on Series A Preferred Stock shall be paid annually on December 31 of each year to holders of record as of December 15 of such year (except that any holder that converts such holder's shares of Series A Preferred Stock pursuant to Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full fiscal quarter prior to the date of conversion), shall accrue on each share beginning on the date of issuance, and shall be cumulative. All dividends accruing on or after January 1, 2002 shall be paid monthly (on the last business day of such month) to the holders of record as of the 15th day of such month (except that any holder that converts such holder's shares of Series A Preferred Stock pursuant to
                  Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full month prior to the date of conversion). Dividends payable on the Series A Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Series A Preferred Stock. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series A Preferred Stock as long as any accrued dividends on the Series A Preferred Stock remain unpaid.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series A Preferred Stock, to be paid an amount equal to $100 per share of Series A Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series A Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock are insufficient to permit payment to the holders of Series A Preferred Stock of the full amount of the Liquidation Payments, then the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series A Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation."

                                       3.

         The Corporation hereby amends Article II of its Amended and Restated Articles of Incorporation by amending and restating in their entirety Sections 1 and 2 of the designation of the Company's Series B Convertible Preferred Stock as follows:

         3. Each holder of shares of Series B Preferred Stock shall be entitled to receive, with respect to each share of Series B Preferred Stock registered in his, her or its name on the stock transfer books of the Corporation, cumulative dividends at a rate of $9.00 (nine dollars) per annum. For all periods prior to December 31, 2001, dividends on Series B Preferred Stock shall be paid annually on December 31 of each year (commencing December 31, 2001) to holders of record as of December 15 of such year, shall accrue on each share beginning on the date of issuance, and shall be cumulative. All dividends accruing on or after January 1, 2002 shall be paid monthly (at the rate of $0.75 per month and on the last business day of such month) to the holders of record as of the 15th day of such month (except that any holder that converts such holder's shares of Series B Preferred Stock pursuant to
                  Section 3 hereof shall be paid, on the date of conversion, cumulative dividends dating only through the last full month prior to the date of conversion). Dividends payable on the Series B Preferred Stock shall be paid in cash or, at the election of the Corporation, in shares of the common stock, no par value per share (the "Common Stock") of the Corporation. If the Corporation elects to pay a dividend in shares of Common Stock, the number of shares of Common Stock to be paid for each such dividend shall equal the number of shares that could be purchased by an equivalent cash dividend at a price per share equal to the average weighted closing prices for the Common Stock for the last 20 trading days preceding the record date on the principal trading market for the Common Stock. If there is no trading market for the Common Stock, the shares shall be valued for this purpose in good faith by the Board of Directors of the Corporation whose determination thereof shall be conclusive and binding on the holders of Preferred Stock. Any payment made by the Corporation on unpaid cumulative dividends, if less than the total amount of such dividends, shall be applied first to those dividends which have been accrued for the longest time. No dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of preferred stock that is junior to Series B Preferred Stock as long as any accrued dividends on the Series B Preferred Stock remain unpaid.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of

                  Series B Preferred Stock shall be entitled, after any liquidation payment due to the holders of the Company's Series A Preferred Stock and before any distribution or payment is made upon the Common Stock or upon any other class or series or issue of preferred stock of the Corporation that is junior to the Series B Preferred Stock, to be paid an amount equal to $100 (one hundred dollars) per share of Series B Preferred Stock, plus all accrued but unpaid dividends (such amounts being herein sometimes referred to as the "Liquidation Payments"). Thereafter, the holders of the Series B Preferred Stock shall not be entitled to any further payment. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred Stock are insufficient to permit payment to the holders of Series B Preferred Stock of the full amount of the Liquidation Payments, then, after giving effect to any distributions made to the holders of the Corporation's Series A Preferred Stock, the entire assets of the Corporation to be distributed shall be distributed ratably per share among the holders of Series B Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of the Series A and Series B Preferred Stock have been paid in full the amounts to which they are entitled, the remaining assets of the Corporation shall be distributed ratably to the remaining holders of the Corporation's capital stock in accordance with their respective rights and preferences under the Corporation's Articles of Incorporation. The Corporation must give written notice of such liquidation, dissolution or winding up (stating a payment date, the amount of the Liquidation Payment and the place where said sums shall be payable) by first class mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock, Series B Preferred Stock, and the Common Stock, such notice to be addressed to each shareholder at its mailing address as shown by the records of the Corporation.

                                       4.

         These Articles of Amendment were duly adopted at a meeting of the Board of Directors which occurred on July 13, 2001. These Articles of Amendment were duly adopted at a special meeting of the shareholders which occurred on August 29, 2001.

         IN WITNESS WHEREOF, the undersigned. being the President of the Corporation, has executed these Articles of Amendment to the Amended and Restated Articles of Incorporation of Firstwave Technologies, Inc. on this ___ day of ______, 2001.


                                     FIRSTWAVE TECHNOLOGIES, INC.



                                     By:
                                        --------------------------------------
                                          Richard T. Brock, President and CEO